                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 23
Report of Independent Accountants................ 32

HYF  ANR 8/98

                             LETTER TO SHAREHOLDERS



July 15, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of
Van Kampen Funds. This move
accompanies the change in our legal                      [PHOTO]
name to Van Kampen Funds Inc.
    You can be assured that the change
in your fund's name will not affect
its management or daily operations.     DENNIS J. MCDONNELL AND DON G. POWELL
You will begin seeing the application
of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW

    The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW

    Domestic fixed-income securities benefited from a global flight to quality by investors--caused by turmoil in Asia and by the growing perception that the domestic economy was slowing. After starting the year at 5.92 percent, the yield on the 30-year Treasury benchmark bond rose to over 6.00 percent during the spring amid signs that some Asian economies were beginning to recover. When weakness in the Japanese yen

                                                          Continued on page  two
undercut that recovery, U.S. bond prices surged, causing long-term government yields to fall to 5.62 percent by the end of the reporting period.
    While all sectors of the domestic fixed-income market posted positive returns, strength was concentrated among longer-term, higher-quality issues. For the first six months of 1998, long-term government bonds gained 6.27 percent, compared to 4.51 percent for high-yield corporate bonds.

OUTLOOK
    We believe economic growth is likely to moderate in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not slow economic activity enough to counteract the inflationary pressures building in the economy, we would expect the Federal Reserve to raise short-term interest rates by the end of the year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                           VAN KAMPEN HIGH YIELD FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....     9.36%      9.28%      8.47%

One-year total return(2).................     4.18%      5.28%      7.47%

Five-year average annual total
return(2)................................     8.01%      8.17%        N/A

Ten-year average annual total
return(2)................................     8.31%        N/A        N/A

Life-of-Fund average annual total
return(2)................................     8.54%      8.72%      8.27%

Commencement date........................  06/27/86   05/17/93   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................     8.09%      7.77%      7.77%

SEC Yield(4).............................     7.77%      7.38%      7.38%
N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998. Had certain expenses of the Fund not been assumed Van Kampen, the SEC Yield would have been 7.67%, 7.28%, and 7.28% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Credit Suisse First Boston High Yield Index over time. As a broad-based, statistical composite, this index does not reflect any commissions which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

      GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
      Van Kampen High Yield Fund vs. Credit Suisse First Boston High Yield Index (June 30, 1988 through June 30, 1998)

        Measurement Period                                 First Boston High Yield
       (Fiscal Year Covered)         VKAC High Yield - A            Index
6/30/88                                    9525.00                10000.00
7/31/88                                    9611.00                10114.00
8/31/88                                    9597.00                10084.70
9/30/88                                    9699.00                10176.40
10/31/88                                   9830.00                10315.90
11/30/88                                   9831.00                10338.50
12/31/88                                  10043.00                10404.70
1/31/89                                   10183.00                10613.90
2/28/89                                   10230.00                10662.70
3/31/89                                   10154.00                10585.90
4/30/89                                   10055.00                10560.50
5/31/89                                   10134.00                10811.80
6/30/89                                   10284.00                10967.50
7/31/89                                   10197.00                10991.70
8/31/89                                   10206.00                10990.60
9/30/89                                    9970.00                10741.10
10/31/89                                   9541.00                10471.50
11/30/89                                   9434.00                10492.40
12/31/89                                   9184.00                10445.20
1/31/90                                    8996.00                10077.50
2/28/90                                    8779.00                 9891.09
3/31/90                                    8908.00                10176.00
4/30/90                                    8853.00                10218.70
5/31/90                                    8976.00                10431.20
6/30/90                                    9165.00                10759.80
7/31/90                                    9365.00                11107.40
8/31/90                                    8981.00                10594.20
9/30/90                                    8527.00                 9786.93
10/31/90                                   8037.00                 9540.30
11/30/90                                   8141.00                 9732.06
12/31/90                                   8119.00                 9778.78
1/31/91                                    8196.00                10046.70
2/28/91                                    8820.00                10912.70
3/31/91                                    9351.00                11589.30
4/30/91                                    9701.00                12070.30
5/31/91                                    9740.00                12130.60
6/30/91                                    9919.00                12448.50
7/31/91                                   10175.00                12869.20
8/31/91                                   10379.00                13103.40
9/30/91                                   10576.00                13400.90
10/31/91                                  10886.00                13844.50
11/30/91                                  10894.00                13955.20
12/31/91                                  10971.00                14057.10
1/31/92                                   11489.00                14629.20
2/28/92                                   11696.00                14984.70
3/31/92                                   11752.00                15208.00
4/30/92                                   12003.00                15221.70
5/31/92                                   12112.00                15428.70
6/30/92                                   12185.00                15581.40
7/31/92                                   12394.00                15821.40
8/31/92                                   12568.00                16039.70
9/30/92                                   12719.00                16144.00
10/31/92                                  12541.00                15976.10
11/30/92                                  12708.00                16215.70
12/31/92                                  12837.00                16399.00
1/31/93                                   13177.00                16846.60
2/28/93                                   13507.00                17180.20
3/31/93                                   13800.00                17542.70
4/30/93                                   13841.00                17642.70
5/31/93                                   14004.00                17900.30
6/30/93                                   14388.00                18224.30
7/31/93                                   14527.00                18413.80
8/31/93                                   14457.00                18570.30
9/30/93                                   14570.00                18676.20
10/31/93                                  14954.00                19018.00
11/30/93                                  14997.00                19257.60
12/31/93                                  15113.00                19500.20
1/31/94                                   15442.00                19847.30
2/28/94                                   15537.00                19877.10
3/31/94                                   14996.00                19292.70
4/30/94                                   14809.00                19034.20
5/31/94                                   14771.00                19142.70
6/30/94                                   14809.00                19014.40
7/31/94                                   14709.00                19103.80
8/31/94                                   14670.00                19241.30
9/30/94                                   14678.00                19318.30
10/31/94                                  14639.00                19331.80
11/30/94                                  14471.00                19107.60
12/31/94                                  14608.00                19310.10
1/31/95                                   14738.00                19512.90
2/28/95                                   15082.00                19992.90
3/31/95                                   15263.00                20218.80
4/30/95                                   15630.00                20667.70
5/31/95                                   16000.00                21250.50
6/30/95                                   16068.00                21390.80
7/31/95                                   16324.00                21722.30
8/31/95                                   16393.00                21783.10
9/30/95                                   16602.00                22033.60
10/31/95                                  16794.00                22278.20
11/30/95                                  16918.00                22382.90
12/31/95                                  17168.00                22667.20
1/31/96                                   17554.00                23097.90
2/28/96                                   17618.00                23220.30
3/31/96                                   17572.00                23157.60
4/30/96                                   17710.00                23282.60
5/31/96                                   17812.00                23471.20
6/30/96                                   17877.00                23522.90
7/31/96                                   17981.00                23734.60
8/31/96                                   18237.00                23993.30
9/30/96                                   18630.00                24406.00
10/31/96                                  18755.00                24611.00
11/30/96                                  19110.00                24994.90
12/31/96                                  19310.00                25482.30
1/31/97                                   19493.00                25668.30
2/28/97                                   19796.00                26150.90
3/31/97                                   19541.00                25858.00
4/30/97                                   19667.00                26088.10
5/31/97                                   20058.00                26612.50
6/30/97                                   20309.00                26974.40
7/31/97                                   20685.00                27546.30
8/31/97                                   20732.00                27695.00
9/30/97                                   21092.00                28243.40
10/31/97                                  20971.00                28240.60
11/30/97                                  21189.00                28441.10
12/31/97                                  21429.00                28699.90
1/31/98                                   21752.00                29187.80
2/28/98                                   21904.00                29415.50
3/31/98                                   22144.00                29562.50
4/30/98                                   22254.00                29784.30
5/31/98                                   22254.00                29873.60
6/30/98                                   22210.00                29936.30

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREMIUM REDEMPTION: The redemption of a bond at a dollar amount above par value, or the redemption of a bond by the issuer prior to its maturity date.

YIELD: The annual rate of return on an investment, expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

YIELD SPREAD: The difference in yields between low-quality fixed-income investments and high-quality fixed-income investments. To compensate investors for the added risk, low-quality fixed-income securities typically offer investors higher yields than high-quality fixed-income securities do. The resulting spread is commonly expressed in basis points.

                          PORTFOLIO MANAGEMENT REVIEW
                           VAN KAMPEN HIGH YIELD FUND

We recently spoke with the management team of the Van Kampen High Yield Fund about the key events and economic forces that shaped the markets during the past 12 months. The team is led by Robert J. Hickey, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance for the fiscal year ended June 30, 1998.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

   A In sharp contrast to the confusing and frequently volatile overseas markets, the United States provided refuge and a happy combination of strong economic growth and mild inflation for investors during the past 12 months. Trouble in Asia, which emerged in the third quarter of 1997, overshadowed the period and had a negative effect on emerging market debt. A "flight to quality" ensued as investors rushed to invest in conservative domestic bonds and Treasury securities. This high demand kept pressure on the benchmark 10-year Treasury, pushing the yield from 6.50 percent at the beginning of the period to 5.45 percent at fiscal year end.
    The impact from Asia also tempered fears of inflation in the United States in spite of continued strong economic growth. Consequently, Federal Reserve Board meetings during the period resulted in no change to the federal funds rate. Chairman Alan Greenspan vocalized his support for the theory that ongoing problems in Asia will likely continue to affect the U.S. economy for some time, decreasing the need for a more restrictive monetary policy.
    During most of the Fund's fiscal year, the high-yield market benefited from positive technical conditions, including strong supply and demand, and a low default rate. In the last months of the period, however, this balance faltered a bit. While Treasury rates dropped, floods of new issuance hit the high-yield market to set record high levels. Although cash flows into high-yield investments continued to flow at a record pace, the initial supply was met with decreased demand. As a result, the spread between high-yield bonds and Treasuries widened during the period, indicating that high-yield investments underperformed Treasuries.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A We reviewed the Fund's sector allocations with an eye on performance and valuations. After participating in the positive performance of the telecommunications sector through the second quarter, we intend to decrease our weighting in the summer. This shift reflects our concerns that the sector will underperform after several consecutive quarters of flooding the market with new issuance. We maintained overweighted positions in health care and the automotive industry; although both industries are currently undervalued due to changes in the industries, we believe these changes will ultimately be beneficial. We decreased the portfolio's exposure to the depressed oil and gas industry, and did not aggressively pursue overseas investments due to volatility in the international high yield market during the period.
    In terms of the portfolio's credit quality, we reduced the Fund's position in BB-rated bonds, focusing instead on the good valuations available within the B-rated category. As of June 30, approximately 24 percent of the Fund's long-term debt securities were BB-rated, which is the highest quality rating within the noninvestment-grade category, and 59.7 percent were B-rated. Because both categories of bonds tend to generate higher yields than investment-grade bonds, they usually have performed better than high-quality securities when interest rates rise. The additional income they generate helps compensate for some of the decline in principal value due to rising rates. At the same time, when economic growth accelerates, prospects for credit upgrades improve, which also helps performance.
    Compared to its peers, the Fund maintains a fairly defensive posture, and holds a higher percentage of BB-rated securities. We feel that bonds with a BB rating have a favorable risk-reward ratio over the long run, with less relative volatility and better performance potential in a market downturn. With yield spreads between B- and BB-rated securities narrowing significantly during the past year, we continue to believe this investment posture is appropriate. For additional Fund portfolio highlights, please refer to page nine.

   Q  HOW DID THE FUND PERFORM FOR THE FISCAL YEAR?

   A The Fund posted a total return of 9.36 percent(1) (Class A shares at net asset value) for the 12-month period ended June 30, 1998. By comparison, the Credit Suisse First Boston High Yield Index returned 10.98 percent for the same period. Please keep in mind that this index is a broad-based index that reflects the general performance of a wide range of selected bonds within the public high yield debt market. It does not reflect any commissions that would be paid by an investor purchasing the securities it represents. As of June 30, 1998, the Fund's distribution rate stood at 8.09 percent(3) per Class A share.
      As of June 30, 1998, the Fund's duration stood at 3.77 years, compared to a 3.40 year duration as of December 31, 1997. The Fund's slightly longer duration at the end of the 12-month period reflects the fact that much of the Fund's previously held cash position was invested in the market in the first part of 1998. By comparison, the Credit Suisse First Boston High Yield
Benchmark duration was 4.6 years as of June 30, 1998. Please refer to the chart on page three for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE COMING MONTHS?

   A Although the economy has grown at a strong pace and surpassed expectations, we expect its growth rate to slow in the second half of 1998. The ongoing presence of volatility in Asia seems to be a contributing factor to frighten inflation away, leading us to believe that there is little chance that the Fed will raise interest rates in the near term. Of course, international turmoil can also work against the high-yield market, as this kind of volatility tends to steer investors toward safety instead of risk. We believe the next six months will be crucial to Asia's recovery, particularly in monitoring whether or not

Japan is capable of stabilizing its currency. Unless the Japanese government commits to change, we envision a long recovery, but recent indications give us reason for optimism.
    With a lack of clarity regarding Asia and the possibility that other factors, such as the overvalued stock market, might negatively affect high-yield securities, we are pursuing a somewhat defensive position for the Fund. While we will continue to seek the Fund's objective of high current income and capital appreciation, we may emphasize dividend income if external conditions warrant a more conservative positioning for the Fund. We will continue to monitor events in Asia and other market developments in order to assess their effects on the portfolio so that we can be prepared to react accordingly.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Robert J. Hickey

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                           VAN KAMPEN HIGH YIELD FUND
 TOP TEN ISSUERS AS OF JUNE 30, 1998

                                  PERCENTAGE OF FUND'S
                                  LONG-TERM INVESTMENTS
Intermedia Communications,
  Inc. .........................  1.94%
Selmer, Inc. ...................  1.60%
Millicom International
  Cellular......................  1.60%
Fonorola, Inc. .................  1.46%
Giant Industries................  1.42%
AES Corp. ......................  1.42%
Cole National Group, Inc........  1.35%
American Standard...............  1.34%
Pantry, Inc.....................  1.33%
Time Warner.....................  1.30%


 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM DEBT SECURITIES


 AS OF JUNE 30, 1998                                     AS OF DECEMBER 31, 1997(1)
Foreign Securities....  20.3%                            Telecommunications......    13.6%
Telecommunications....  15.0%                            Foreign Securities......    13.1%
Printing, Publishing,                                    Printing, Publishing, and
  and Broadcasting....  10.8%      [PIE CHART]             Broadcasting..........     9.7%         [PIE CHART]
Oil & Gas.............   5.0%                            Oil & Gas...............     5.8%
Health Care...........   5.0%                            Health Care.............     5.2%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 DURATION

            AS OF JUNE 30, 1998(1)         AS OF DECEMBER 31, 1997(1)
Duration          3.77 years                       3.40 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            DOMESTIC CORPORATE BONDS  72.7%
            AEROSPACE & DEFENSE  2.5%
$   1,000   Compass Aerospace Corp., 144A Private
            Placement (a)................................    10.125%  04/15/05  $  1,020,000
    4,850   Dyncorp......................................     9.500   03/01/07     4,995,500
    2,200   Sequa Corp...................................     9.625   10/15/99     2,271,500
    2,600   Sequa Corp...................................     9.375   12/15/03     2,717,000
                                                                                ------------
                                                                                  11,004,000
                                                                                ------------
            AUTOMOBILE  3.2%
    2,750   Aetna Industries, Inc........................    11.875   10/01/06     2,983,750
    2,800   Collins and Aikman Products Co...............    11.500   04/15/06     3,129,000
    2,400   Insilco Corp.................................    10.250   08/15/07     2,520,000
    2,000   Standyne Automotive Corp., (Including 3,000
            common stock warrants) 144A Private Placement
            (a)..........................................    10.250   12/15/07     2,045,000
    3,100   Talon Automotive Group, Inc., 144A Private
            Placement (a)................................     9.625   05/01/08     3,123,250
                                                                                ------------
                                                                                  13,801,000
                                                                                ------------
            BEVERAGE, FOOD & TOBACCO  3.2%
    1,000   Aurora Foods, Inc., 144A Private Placement
            (a)..........................................     8.750   07/01/08     1,010,000
    2,250   Fleming Cos., Inc............................    10.500   12/01/04     2,334,375
      900   Fleming Cos., Inc............................    10.625   07/31/07       940,500
    3,700   Jitney Jungle Stores America, Inc............    12.000   03/01/06     4,181,000
    2,078   Pantry, Inc..................................    12.500   11/15/00     2,187,095
    3,200   Pantry, Inc..................................    10.250   10/15/07     3,256,000
                                                                                ------------
                                                                                  13,908,970
                                                                                ------------
            BUILDINGS & REAL ESTATE  3.5%
    5,300   American Standard, Inc. (c)..................    10.875   05/15/99     5,512,000
      500   Cemex International Capital, Inc., 144A
            Private Placement (a)........................     9.660   12/29/49       483,100
    1,750   Home Interiors & Gifts, Inc., 144A Private
            Placement (a)................................    10.125   06/01/08     1,793,750
    1,500   Kevco, Inc...................................    10.375   12/01/07     1,563,750
    2,750   Schuler Homes Inc., 144A Private Placement
            (a)..........................................     9.000   04/15/08     2,660,625
    3,250   Webb (Del E.) Corp...........................     9.375   05/01/09     3,193,125
                                                                                ------------
                                                                                  15,206,350
                                                                                ------------
            CHEMICALS, PLASTICS & RUBBER  1.8%
    4,258   ISP Holdings, Inc............................     9.750   02/15/02     4,513,480
    3,210   Pioneer Americas Acquisition Corp............     9.250   06/15/07     3,177,900
                                                                                ------------
                                                                                   7,691,380
                                                                                ------------
            CONTAINERS, PACKAGING & GLASS  1.3%
    3,700   Fonda Group, Inc.............................     9.500   03/01/07     3,607,500
      900   Sweetheart Cup, Inc..........................     9.625   09/01/00       895,500
    1,000   Vicap SA, 144A Private Placement (a).........    10.250   05/15/02     1,006,200
                                                                                ------------
                                                                                   5,509,200
                                                                                ------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING  1.4%
    4,600   Communications & Power Industries, Inc.......    12.000   08/01/05     5,175,000
    1,000   Moll Industries, Inc., 144A Private Placement
            (a)..........................................    10.500   07/01/08     1,020,000
                                                                                ------------
                                                                                   6,195,000
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            ECOLOGICAL  0.8%
$   2,500   Envirosource, Inc............................     9.750%  06/15/03  $  2,512,500
      500   Envirosource, Inc. Series B..................     9.750   06/15/03       495,000
      550   Norcal Waste Systems, Inc....................    13.250   11/15/05       639,375
                                                                                ------------
                                                                                   3,646,875
                                                                                ------------
            ELECTRONICS  0.9%
    1,950   DecisionOne Corp.............................     9.750   08/01/07     1,881,750
    3,100   DecisionOne Corp. (Including 3,100 common
            stock warrants) (b)..........................  0/11.500   08/01/08     1,829,000
                                                                                ------------
                                                                                   3,710,750
                                                                                ------------
            ENERGY  1.0%
    2,000   Chesapeake Energy Corp., 144A Private
            Placement (a)................................     9.625   05/01/05     2,010,000
    1,000   Hurricane Hydrocarbons.......................    11.750   11/01/04       980,000
    2,200   Universal Compression, Inc., 144A Private
            Placement (a)................................         *   02/15/08     1,380,500
                                                                                ------------
                                                                                   4,370,500
                                                                                ------------
            FINANCE  2.5%
    3,300   Americo Life, Inc., 144A Private Placement
            (a) (c)......................................     9.250   06/01/05     3,399,000
    2,800   Americredit Corp.............................     9.250   02/01/04     2,856,000
    2,000   Americredit Corp., 144A Private Placement
            (a)..........................................     9.250   02/01/04     2,040,000
    2,750   Contifinancial Corp..........................     8.125   04/01/08     2,777,500
                                                                                ------------
                                                                                  11,072,500
                                                                                ------------
            HEALTHCARE  4.6%
    2,000   Alliance Imaging, Inc........................     9.625   12/15/05     2,050,000
    3,000   Hudson Respiratory Care, Inc., 144A Private
            Placement (a)................................     9.125   04/15/08     2,955,000
    1,100   Imagyn Medical Technologies, Inc.............    12.500   04/01/04       440,000
    2,000   Mediq, Inc., 144A Private Placement (a)......    11.000   06/01/08     2,050,000
    4,000   Oxford Health Plans, Inc., 144A Private
            Placement (a)................................    11.000   05/15/05     4,100,000
    4,500   Paragon Health Network, Inc..................         *   11/01/07     2,970,000
    1,700   Paragon Health Network, Inc..................     9.500   11/01/07     1,729,750
    2,000   Sun Healthcare Group, Inc., 144A Private
            Placement (a)................................     9.375   05/01/08     2,040,000
    2,000   Vencor, Inc..................................     9.875   05/01/05     1,970,000
                                                                                ------------
                                                                                  20,304,750
                                                                                ------------
            HOTEL, MOTEL, INNS & GAMING  3.4%
    3,250   Argosy Gaming Co.............................    13.250   06/01/04     3,672,500
    3,075   Coast Hotels & Casinos, Inc..................    13.000   12/15/02     3,551,625
    3,950   Grand Casino, Inc. (c).......................    10.125   12/01/03     4,285,750
    1,000   Hard Rock Hotel, Inc., 144A Private Placement
            (a)..........................................     9.250   04/01/05     1,025,000
    2,000   Majestic Star Casino.........................    12.750   05/15/03     2,180,000
                                                                                ------------
                                                                                  14,714,875
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            LEISURE  4.3%
$   1,800   Booth Creek Ski Holdings, Inc................    12.500%  03/15/07  $  1,948,500
      300   Booth Creek Ski Holdings, Inc., 144A Private
            Placement (a)................................    12.500   03/15/07       324,750
    2,000   Premier Parks, Inc...........................     9.250   04/01/06     2,065,000
    6,000   Selmer, Inc..................................    11.000   05/15/05     6,570,000
    4,000   Silver Cinemas International, Inc., 144A
            Private Placement (a)........................    10.500   04/15/05     4,060,000
    1,650   Viacom International, Inc....................    10.250   09/15/01     1,823,250
    1,703   Waterford Gaming.............................    12.750   11/15/03     1,890,330
                                                                                ------------
                                                                                  18,681,830
                                                                                ------------
            MINING, STEEL, IRON & NON-PRECIOUS METAL 1.6%
    1,000   Inland Steel Co..............................    12.000   12/01/98     1,025,000
    2,000   Pen Holdings, Inc., 144A Private Placement
            (a)..........................................     9.875   06/15/08     2,005,000
    1,950   Renco Steel Holdings, Inc., 144A Private
            Placement (a)................................    10.875   02/01/05     1,959,750
    2,000   WCI Steel, Inc...............................    10.000   12/01/04     2,060,000
                                                                                ------------
                                                                                   7,049,750
                                                                                ------------
            OIL & GAS  4.7%
    4,700   Dawson Production Services, Inc..............     9.375   02/01/07     4,617,750
    1,150   Giant Industries, Inc........................     9.750   11/15/03     1,201,750
    4,450   Giant Industries, Inc........................     9.000   09/01/07     4,639,125
    1,350   KCS Energy, Inc..............................    11.000   01/15/03     1,451,250
    3,700   National Energy Group, Inc...................    10.750   11/01/06     3,367,000
    1,000   Petroleum Heat & Power, Inc..................    12.250   02/01/05       992,500
    2,200   Pride Petroleum Services, Inc................     9.375   05/01/07     2,348,500
    2,050   Wainoco Oil Corp., 144A Private Placement (a)     9.125   02/15/06     2,065,375
                                                                                ------------
                                                                                  20,683,250
                                                                                ------------
            PERSONAL & NON-DURABLE  1.3%
    5,100   Cole National Group, Inc.....................     9.875   12/31/06     5,520,750
                                                                                ------------
            PRINTING, PUBLISHING & BROADCASTING  8.9%
    3,000   Capstar Broadcasting Partners................     9.250   07/01/07     3,150,000
    2,500   Century Communications Corp..................     8.875   01/15/07     2,656,250
    1,850   Century Communications Corp..................     8.750   10/01/07     1,956,375
    1,050   CSC Holdings, Inc............................     8.125   08/15/09     1,123,500
    2,600   CSC Holdings, Inc............................    10.500   05/15/16     3,055,000
    3,500   EZ Communications, Inc.......................     9.750   12/01/05     3,867,500
    3,350   Gray Communications Systems, Inc.............    10.625   10/01/06     3,676,625
    1,250   Interep National Radio Sales, Inc. 144A
            Private Placement (a)........................    10.000   07/01/08     1,250,000
    2,700   International Cabletel, Inc. (b).............  0/12.750   04/15/05     2,369,250
    2,750   International Cabletel, Inc. (b).............  0/11.500   02/01/06     2,248,125
    4,000   K-III Communications Corp....................    10.250   06/01/04     4,290,000
    2,100   Northland Cable Television, Inc..............    10.250   11/15/07     2,247,000
    4,700   Pegasus Communications Corp..................     9.625   10/15/05     4,841,000
    2,000   Young Broadcasting, Inc......................    11.750   11/15/04     2,220,000
                                                                                ------------
                                                                                  38,950,625
                                                                                ------------
            RAIL & SHIPPING  0.4%
    1,750   Alpha Shipping, 144A Private Placement (a)...     9.500   02/15/08     1,649,375
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            RAW MATERIALS/PROCESSING INDUSTRIES  0.7%
$   2,900   S.D. Warren Co. (c)..........................    12.000%  12/15/04  $  3,204,500
                                                                                ------------
            RETAIL  1.2%
    1,250   Big 5 Corp...................................    10.875   11/15/07     1,300,000
    2,050   Community Distributors, Inc..................    10.250   10/15/04     2,142,250
    1,750   Hosiery Corp. America, Inc...................    13.750   08/01/02     1,929,375
                                                                                ------------
                                                                                   5,371,625
                                                                                ------------
            TELECOMMUNICATIONS  14.0%
    2,000   American Mobile Satellite Corp., 144A Private
            Placement (a)................................    12.250   04/01/08     1,870,000
    4,205   Centennial Cellular Corp.....................    10.125   05/15/05     4,730,625
    1,500   Clearview Cinema Group, Inc., 144A Private
            Placement (a)................................    10.875   06/01/08     1,526,250
    3,000   CTI Holdings, 144A Private Placement (a).....    11.500   04/15/08     1,665,000
    4,000   Echostar Communications Corp. (b)............  0/12.875   06/01/04     3,910,000
    4,000   GST Network Funding, Inc., 144A Private
            Placement (a) (b)............................  0/10.500   05/01/08     2,390,000
    1,350   Intermedia Communications of Florida, Inc....    13.500   06/01/05     1,599,750
    2,600   Intermedia Communications, Inc. (b)..........  0/11.250   07/15/07     1,907,750
    6,000   Intermedia Communications, Inc., 144A Private
            Placement (a)................................     8.600   06/01/08     6,060,000
    4,000   Metronet Communications Corp. (b)............   0/9.950   06/15/08     2,460,000
    2,000   MJD Communications, Inc., 144A Private
            Placement (a)................................     9.500   05/01/08     2,045,000
    3,500   Nextlink Communications, Inc., 144A Private
            Placement (a)................................     9.450   04/15/08     2,135,000
    1,000   Onepoint Communications Corp. (Including
            1,000 common stock warrants) 144A Private
            Placement (a)................................    14.500   06/01/08       945,000
    2,500   Optel, Inc., 144A Private Placement (a) (d)..    11.500   07/01/08     2,503,125
    1,000   Park N View, Inc., 144A Private Placement (a)    13.000   05/15/08       997,500
    8,000   Pinnacle Holdings, Inc., 144A Private
            Placement (a)................................    10.000   03/15/08     5,260,000
    4,355   PSINet, Inc..................................    10.000   02/15/05     4,431,213
    2,500   RSL Communications, 144A Private Placement (a)        *   03/01/08     1,487,500
    3,750   Spectrasite Holdings, Inc., 144A Private
            Placement (a)................................    12.000   07/15/08     2,081,250
    3,000   Startec Global Communications, 144A Private
            Placement (a)................................    12.000   05/15/08     2,925,000
    2,000   Telecommunications Tech Co., 144A Private
            Placement (a)................................     9.750   05/15/08     2,045,000
    2,750   Triton Communications, Inc., 144A Private
            Placement (a)................................         *   05/01/08     1,553,750
    7,550   United International Holdings, Inc...........    10.750   02/15/08     4,681,000
                                                                                ------------
                                                                                  61,209,713
                                                                                ------------
            TEXTILES  1.8%
    1,750   Cluett American Corp., 144A Private Placement
            (a)..........................................    10.125   05/15/08     1,732,500
    1,650   Pillowtex Corp...............................    10.000   11/15/06     1,769,625
    2,850   Pillowtex Corp...............................     9.000   12/15/07     2,928,375
    1,500   Scovill Fasteners, Inc.......................    11.250   11/30/07     1,548,750
                                                                                ------------
                                                                                   7,979,250
                                                                                ------------
            TRANSPORTATION  1.6%
    3,000   Atlas Air, Inc. 144A Private Placement (a)...     9.250   04/15/08     2,992,500
    4,000   U.S. Airways, Inc............................     8.625   09/01/98     4,015,760
                                                                                ------------
                                                                                   7,008,260
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            UTILITIES  2.1%
$   4,250   AES Corp. (c)................................    10.250%  07/15/06  $  4,621,875
    1,200   AES Corp.....................................     8.375   08/15/07     1,215,000
      600   El Paso Electric Co..........................     8.250   02/01/03       640,500
    1,500   El Paso Electric Co..........................     8.900   02/01/06     1,680,000
      854   Midland Cogeneration Venture.................    10.330   07/23/02       922,185
                                                                                ------------
                                                                                   9,079,560
                                                                                ------------
            TOTAL DOMESTIC CORPORATE BONDS  72.7%.............................   317,524,638
                                                                                ------------

   Par
 Amount
in Local
Currency
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            FOREIGN BONDS AND DEBT SECURITIES  19.1%
            ARGENTINA  2.1%
$   3,000   Banco De Credito Argentino (US$).............     9.500%  04/24/00  $  3,045,000
    1,000   Credito Argentino Sa (US$)...................     9.500   04/24/00     1,015,000
    1,000   Federal Republic of Argentina (Var. Rate
            Cpn.) (US$)..................................     5.750   03/31/23       744,375
    1,000   Republic of Argentina (Var. Rate Cpn.)
            (US$)........................................     6.625   03/31/23       812,500
    3,800   Republic of Argentina (US$)..................     6.625   03/31/05     3,355,400
                                                                                ------------
                                                                                   8,972,275
                                                                                ------------
            AUSTRALIA  0.2%
    1,100   Commonwealth of Australia (AU$)..............    10.000   10/15/02       803,145
                                                                                ------------
            BRAZIL  1.6%
    1,806   Brazil Media Trust (US$).....................    6.5625   09/15/07     1,461,403
    3,000   Companhia Paranaen (US$).....................     9.750   05/02/05     2,805,000
    2,000   Federal Republic of Brazil (US$).............    10.125   05/15/27     1,726,000
      500   Multicanal Participacoes Series B (US$)......    12.625   06/18/04       501,250
      500   Multicanal Participacoes (US$)...............    12.625   06/18/04       501,250
                                                                                ------------
                                                                                   6,994,903
                                                                                ------------
            CANADA  3.6%
    1,000   Canadian Airlines Corp. (US$)................    10.000   05/01/05     1,010,000
    5,400   Fonorola, Inc. (US$).........................    12.500   08/15/02     5,980,500
    3,500   Fundy Cable Ltd. (US$).......................    11.000   11/15/05     3,850,000
    4,500   Trizec Finance (US$).........................    10.875   10/15/05     5,085,000
                                                                                ------------
                                                                                  15,925,500
                                                                                ------------
            CHILE  0.2%
    1,000   Empresa Electrica Delaware Norte Sa, (US$)
            144A Private Placement (a)...................     7.750   03/15/06       863,530
                                                                                ------------
            COLUMBIA  1.1%
    2,500   Financiera Energetica (US$)..................     9.375   06/15/06     2,425,000
    2,300   Financiera Energetica (US$), 144A Private
            Placement (a)................................     9.375   06/15/06     2,231,000
                                                                                ------------
                                                                                   4,656,000
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency
  (000)                      Description                    Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            ITALY  0.2%
1,500,000   Federal Republic of Italy (Lira).............    10.000%  08/01/03     1,042,212
                                                                                ------------
            KOREA  0.5%
    1,100   Korea Dev Bk (US$)...........................     6.250   05/01/00     1,006,478
    1,500   Republic of Korea (US$)......................     8.875   04/15/08     1,365,000
                                                                                ------------
                                                                                   2,371,478
                                                                                ------------
            LUXEMBOURG  1.5%
    8,500   Millicom International Cellular (US$) (b)
            (c)..........................................  0/13.500   06/01/06     6,566,250
                                                                                ------------
            MEXICO  1.9%
    5,000   Satelites Mexicanos S A De CV, (US$) 144A
            Private Placement (a)........................    10.125   11/01/04     4,900,000
    2,000   United Mexican States (US$)..................    11.375   09/15/16     2,226,000
    1,000   United Mexican States (US$)..................     6.250   12/31/19       828,125
      500   United Mexican States (US$)..................    11.500   05/15/26       568,750
                                                                                ------------
                                                                                   8,522,875
                                                                                ------------
            MOROCCO  1.0%
    5,000   Morocco Trust A Loan (US$) (e)...............    6.5625   01/01/09     4,287,500
                                                                                ------------
            PANAMA  0.9%
    4,000   Republic of Panama (US$).....................     8.875   09/30/27     3,780,000
                                                                                ------------
            POLAND  1.2%
    1,000   Government of Poland (Var. Rate Cpn.)
            (US$)........................................    6.6875   10/27/24       984,375
    4,250   Netia Holdings B V (US$).....................    10.250   11/01/07     4,122,500
                                                                                ------------
                                                                                   5,106,875
                                                                                ------------
            RUSSIA  1.7%
    2,000   City of Moscow (US$).........................     9.500   05/31/00     1,701,400
    4,000   Ministry of Finance Russia (US$).............    10.000   06/26/07     3,010,000
    2,000   Russia Principal Loans (US$) (e).............     6.625   12/15/20       953,750
    3,000   Vnesheconombank (US$) (e)....................         *   12/15/15     1,430,625
      768   Vnesheconombank (US$) 144A Private Placement
            (Var. Rate Cpn.) (a).........................     6.625   12/02/98       427,498
                                                                                ------------
                                                                                   7,523,273
                                                                                ------------
            UNITED KINGDOM  1.4%
    1,500   Cenargo International Ltd., (US$) 144A
            Private Placement (a)........................      9.75   06/15/08     1,477,500
    2,700   Diamond Cable Commerce Plc (US$) (b).........   0/10.75   02/15/07     1,984,500
    1,400   Esprit Telecom Group Plc (US$)...............    11.500   12/15/07     1,445,500
    1,250   Esprit Telecom Group Plc, (US$) 144A Private
            Placement (a)................................    10.875   06/15/08     1,246,875
                                                                                ------------
                                                                                   6,154,375
                                                                                ------------
            TOTAL FOREIGN BONDS AND DEBT SECURITIES  19.1%....................    83,570,191
                                                                                ------------
            TOTAL CORPORATE BONDS  91.8%......................................   401,094,829
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

Description                                                                       Market Value
----------------------------------------------------------------------------------------------
EQUITIES  2.1%
American Telecasting, Inc. (8,370 common stock warrants)(g).....................  $      4,185
Capital Gaming International, Inc. (5,000 common stock warrants) (g)............             0
Coastal Finance, Inc. (40,000 preferred shares).................................       980,000
CSC Holdings, Inc. (1 preferred share)..........................................           122
El Paso Electric Co. (22,459 preferred shares)(f)...............................     2,425,610
Hosiery Corp. America, Inc. (1,000 common stock warrants)(g)....................        52,500
Intermedia Communications of Florida, Inc. (3,150 common stock warrants), 144A
  Private Placement (a) (g).....................................................       441,000
Meditrust (3,867 common stock warrants)(g)......................................       107,793
Time Warner, Inc. (4,799 preferred shares) (f)..................................     5,338,887
Urohealth Systems, Inc. (2,550 common stock warrants), 144A Private Placement
  (a) (g).......................................................................            26
                                                                                  ------------
TOTAL EQUITIES..................................................................     9,350,123
                                                                                  ------------
SWAP TRANSACTIONS  0.0%
Merrill Lynch, 20.0 million US$ notional amount, maturing 9/1/98, payment based
upon the spread of the Merrill Lynch Master Index...............................        23,798
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  93.9%
  (Cost $407,409,972)...........................................................   410,468,750
                                                                                  ------------
REPURCHASE AGREEMENT  4.1%
  J.P. Morgan Securities, (U.S. T-Note, $13,355,000 par, 12.000% coupon, due
  05/15/05 dated 06/30/98 to be sold on 07/01/98 at $18,004,750)
  (Cost $18,002,000)............................................................    18,002,000
                                                                                  ------------
TOTAL INVESTMENTS  98.0%
  (Cost $425,411,972)...........................................................   428,470,750
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%.....................................     8,589,321
                                                                                  ------------
NET ASSETS  100.0%..............................................................  $437,060,071
                                                                                  ============

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open options, futures, forwards or swap transactions.

(d) Securities purchased on a when issued or delayed delivery basis.

(e) Security is a bank loan participation.

(f) Payment-in-kind security.

(g) Non-income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $425,411,972).......................    $  428,470,750
Cash........................................................           213,636
Receivables:
  Investments Sold..........................................         8,559,865
  Interest..................................................         7,169,496
  Fund Shares Sold..........................................           768,415
Forward Currency Contracts..................................            15,198
Other.......................................................            14,161
                                                                --------------
      Total Assets..........................................       445,211,521
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         4,750,000
  Income Distributions......................................         1,817,044
  Fund Shares Repurchased...................................           632,649
  Distributor and Affiliates................................           380,544
  Investment Advisory Fee...................................           236,298
  Variation Margin on Futures...............................            28,125
Trustees' Deferred Compensation and Retirement Plans........           127,410
Options at Market Value (Net premiums paid of $1,775).......             3,750
Accrued Expenses............................................           175,630
                                                                --------------
      Total Liabilities.....................................         8,151,450
                                                                --------------
NET ASSETS..................................................    $  437,060,071
                                                                ==============
NET ASSETS CONSIST OF:
Capital.....................................................    $  521,893,588
Net Unrealized Appreciation.................................         2,966,018
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (1,685,377)
Accumulated Net Realized Loss...............................       (86,114,158)
                                                                --------------
NET ASSETS..................................................    $  437,060,071
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $280,565,914 and 28,360,164 shares of
    beneficial interest issued and outstanding).............    $         9.89
    Maximum sales charge (4.75%* of offering price).........               .49
                                                                --------------
    Maximum offering price to public........................    $        10.38
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $145,003,244 and 14,662,143 shares of
    beneficial interest issued and outstanding).............    $         9.89
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,490,913 and 1,162,594 shares of
    beneficial interest issued and outstanding).............    $         9.88
                                                                ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $7,881).......    $40,758,538
Dividends...................................................        951,901
Other.......................................................      1,196,387
                                                                -----------
    Total Income............................................     42,906,826
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,298,466
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $687,422, $1,410,829, and $98,799,
  respectively).............................................      2,197,050
Shareholder Services........................................        644,982
Custody.....................................................        120,938
Trustees' Fees and Expenses.................................         31,475
Legal.......................................................         28,850
Other.......................................................        297,676
                                                                -----------
    Total Expenses..........................................      6,619,437
    Less Fees Waived........................................        439,795
                                                                -----------
    Net Expenses............................................      6,179,642
                                                                -----------
NET INVESTMENT INCOME.......................................    $36,727,184
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................    $ 9,805,802
    Options.................................................       (104,912)
    Futures.................................................        497,291
    Forwards................................................         46,182
    Foreign Currency Transactions...........................         (6,359)
                                                                -----------
Net Realized Gain...........................................     10,238,004
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,798,356
                                                                -----------
  End of the Period:
    Investments.............................................      3,058,778
    Options.................................................         (5,525)
    Futures.................................................        (87,188)
    Foreign Currency Translation............................            (47)
                                                                -----------
                                                                  2,966,018
                                                                -----------
Net Unrealized Depreciation During the Period...............     (8,832,338)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 1,405,666
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $38,132,850
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                           June 30, 1998      June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................         $ 36,727,184     $ 34,529,017
Net Realized Gain....................................           10,238,004        9,725,173
Net Unrealized Appreciation/Depreciation During the
  Period.............................................           (8,832,338)       6,256,307
                                                               -----------       ----------
Change in Net Assets from Operations.................           38,132,850       50,510,497
                                                               -----------       ----------
Distributions from Net Investment Income.............          (36,588,695)     (34,529,017)
Distributions in Excess of Net Investment Income.....                  -0-         (412,288)
                                                               -----------       ----------
  Distributions from and in Excess of Net Investment
    Income*..........................................          (36,588,695)     (34,941,305)
Return of Capital Distribution*......................                  -0-         (612,243)
                                                               -----------       ----------
  Total Distributions................................          (36,588,695)     (35,553,548)
                                                               -----------       ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................            1,544,155       14,956,949
                                                               -----------       ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................          141,976,974      151,222,275
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................           14,616,655       13,768,097
Cost of Shares Repurchased...........................         (145,829,346)    (130,375,583)
                                                               -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...           10,764,283       34,614,789
                                                               -----------      -----------
TOTAL INCREASE IN NET ASSETS.........................           12,308,438       49,571,738
NET ASSETS:
Beginning of the Period..............................          424,751,633      375,179,895
                                                               -----------      -----------
End of the Period (Including accumulated
  distributions in excess of net investment income of
  $1,685,377 and $1,905,853, respectively)...........         $437,060,071     $424,751,633
                                                              ============     ============

                                          Year Ended         Year Ended
      *Distributions by Class            June 30, 1998      June 30, 1997
-------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares...................      $(24,757,453)      $(24,888,535)
  Class B Shares...................       (11,057,055)        (9,438,468)
  Class C Shares...................          (774,187)          (614,302)
                                        -------------       ------------
                                         $(36,588,695)      $(34,941,305)
                                        =============       ============
Return of Capital Distribution:
  Class A Shares...................      $        -0-       $   (430,710)
  Class B Shares...................               -0-           (170,818)
  Class C Shares...................               -0-            (10,715)
                                        -------------       ------------
                                         $        -0-       $   (612,243)
                                        =============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                       Year Ended June 30
                                       --------------------------------------------------
Class A Shares                           1998      1997       1996      1995       1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................    $ 9.854   $ 9.493    $ 9.398   $ 9.643    $10.380
                                       --------   -------   --------   -------   --------
  Net Investment Income.............       .857      .857       .878      .844       .908
  Net Realized and Unrealized
    Gain/Loss.......................       .037      .384       .147     (.099)     (.595)
                                       --------   -------   --------   -------   --------
Total from Investment Operations....       .894     1.241      1.025      .745       .313
                                       --------   -------   --------   -------   --------
Less:
  Distributions from and in Excess
    of Net Investment Income........       .855      .865       .880      .815       .950
  Return of Capital Distribution....        -0-      .015       .050      .175       .100
                                       --------   -------   --------   -------   --------
Total Distributions.................       .855      .880       .930      .990      1.050
                                       --------   -------   --------   -------   --------
Net Asset Value, End of the
  Period............................    $ 9.893   $ 9.854    $ 9.493   $ 9.398    $ 9.643
                                       ========   =======   ========   =======   ========
Total Return* (a)...................      9.36%    13.60%     11.26%     8.50%      2.92%
Net Assets at End of the Period (In
  millions).........................    $ 280.6   $ 288.0    $ 271.1   $ 253.3    $ 260.7
Ratio of Expenses to Average Net
  Assets *..........................      1.14%     1.17%      1.31%     1.31%      1.32%
Ratio of Net Investment Income to
  Average Net Assets *..............      8.61%     8.83%      9.16%     9.13%      8.85%
Portfolio Turnover..................       154%      125%       102%      152%       203%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................      1.24%     1.26%      1.31%       N/A        N/A
Ratio of Net Investment Income to
  Average Net Assets................      8.51%     8.73%      9.15%       N/A        N/A

(a) Total return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                         Year Ended June 30,
                                           -----------------------------------------------
             Class B Shares                 1998      1997      1996      1995      1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................   $ 9.855   $ 9.497   $ 9.398   $ 9.638   $10.382
                                           -------   -------   -------   -------   -------
  Net Investment Income.................      .782      .777      .797      .788      .889
  Net Realized and Unrealized
    Gain/Loss...........................      .036      .389      .160     (.115)    (.665)
                                           -------   -------   -------   -------   -------
Total from Investment Operations........      .818     1.166      .957      .673      .224
                                           -------   -------   -------   -------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income...............      .783      .794      .812      .751      .877
  Return of Capital Distribution........       -0-      .014      .046      .162      .091
                                           -------   -------   -------   -------   -------
Total Distributions.....................      .783      .808      .858      .913      .968
                                           -------   -------   -------   -------   -------
Net Asset Value, End of the Period......   $ 9.890   $ 9.855   $ 9.497   $ 9.398   $ 9.638
                                           =======   =======   =======   =======   =======
Total Return* (a).......................     9.28%    12.64%    10.55%     7.61%     2.11%
Net Assets at End of the Period (In
  millions).............................   $ 145.0   $ 128.7   $  97.1   $  55.9   $  33.2
Ratio of Expenses to Average Net
  Assets*...............................     1.91%     1.93%     2.07%     2.04%     2.13%
Ratio of Net Investment Income to
  Average Net Assets*...................     7.84%     8.03%     8.39%     8.35%     7.94%
Portfolio Turnover......................      154%      125%      102%      152%      203%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets................................     2.01%     2.02%     2.07%       N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets....................     7.74%     7.94%     8.38%       N/A       N/A

(a) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                August 13, 1993
                                                 Year Ended June 30,            (Commencement of
                                        -------------------------------------   Distribution) to
            Class C Shares               1998      1997      1996      1995     June 30, 1994(a)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period..............................  $ 9.851   $ 9.495   $ 9.396   $ 9.643     $10.340
                                        -------   -------   -------   -------     -------
  Net Investment Income...............     .780      .780      .828      .745        .761
  Net Realized and Unrealized
    Gain/Loss.........................     .036      .384      .129     (.079)      (.605)
                                        -------   -------   -------   -------     -------
Total from Investment Operations......     .816     1.164      .957      .666        .156
                                        -------   -------   -------   -------     -------
Less:
  Distributions from and in Excess of
    Net Investment Income.............     .783      .794      .812      .751        .763
  Return of Capital Distribution......      -0-      .014      .046      .162        .090
                                        -------   -------   -------   -------     -------
Total Distributions...................     .783      .808      .858      .913        .853
                                        -------   -------   -------   -------     -------
Net Asset Value, End of Period........  $ 9.884   $ 9.851   $ 9.495   $ 9.396     $ 9.643
                                        =======   =======   =======   =======     =======
Total Return* (b).....................    8.47%    12.65%    10.55%     7.61%       1.37%**
Net Assets at End of Period
  (In millions).......................  $  11.5   $   8.1   $   7.0   $   2.0     $   2.2
Ratio of Expenses to Average Net
  Assets*.............................    1.91%     1.93%     2.06%     2.12%       2.14%
Ratio of Net Investment Income to
  Average Net Assets*.................    7.83%     8.08%     8.38%     8.13%       7.91%
Portfolio Turnover....................     154%      125%      102%      152%        203%**
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................    2.01%     2.03%     2.07%       N/A         N/A
Ratio of Net Investment Income to
  Average Net Assets..................    7.73%     7.99%     8.38%       N/A         N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund, formerly known as Van Kampen American Capital High Yield Fund, (the "Fund") is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account

                                 June 30, 1998
--------------------------------------------------------------------------------

along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $85,906,541, which will expire between June 30, 1999 and June 30, 2004. Of this amount, $39,385,731 will expire on June 30, 1999. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, currency gains, and mark to market on futures contracts at June 30, 1998.

    At June 30, 1998, for federal income tax purposes, the cost of long- and short-term investments is $425,712,303; the aggregate gross unrealized appreciation is $9,418,800 and the aggregate gross unrealized depreciation is $6,684,151, resulting in net unrealized appreciation of $2,734,649.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of net realized gains on foreign currency transactions of $81,987 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

F. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. BANK LOAN PARTICIPATIONS--The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                 AVERAGE NET ASSETS                        % PER ANNUM
--------------------------------------------------------------------------
First $500 million..................................             .75 of 1%
Over $500 million...................................             .65 of 1%

    For the year ended June 30, 1998, the Adviser waived a portion of its advisory fee. This waiver is voluntary and may be discontinued at any time.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $15,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                                 June 30, 1998
--------------------------------------------------------------------------------

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $55,000 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $458,900. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Additionally, for the year ended June 30, 1998, the Fund reimbursed Van Kampen approximately $19,600 related to the direct cost of consolidating the Van Kampen open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At June 30, 1998, capital aggregated $369,566,903,

                                 June 30, 1998
--------------------------------------------------------------------------------

$141,033,457 and $11,293,228 for Class A, B and C shares, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................      8,945,784    $  89,317,500
  Class B..................................      4,588,921       45,799,499
  Class C..................................        687,284        6,859,975
                                               -----------    -------------
Total Sales................................     14,221,989    $ 141,976,974
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................        997,599    $   9,948,016
  Class B..................................        427,244        4,261,071
  Class C..................................         40,893          407,568
                                               -----------    -------------
Total Dividend Reinvestment................      1,465,736    $  14,616,655
                                               ===========    =============
Repurchases:
  Class A..................................    (10,812,030)   $(107,994,896)
  Class B..................................     (3,408,945)     (33,992,220)
  Class C..................................       (385,647)      (3,842,230)
                                               -----------    -------------
Total Repurchases..........................    (14,606,622)   $(145,829,346)
                                               ===========    =============

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $378,296,283, $124,965,107 and
$7,867,915 for Class A, B and C shares, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................      9,665,241    $  93,909,024
  Class B..................................      5,509,891       53,363,176
  Class C..................................        406,766        3,950,075
                                                ----------    -------------
Total Sales................................     15,581,898    $ 151,222,275
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      1,014,981    $   9,862,811
  Class B..................................        369,698        3,593,610
  Class C..................................         32,085          311,676
                                               -----------    -------------
Total Dividend Reinvestment................      1,416,764    $  13,768,097
                                               ===========    =============
Repurchases:
  Class A..................................    (10,008,711)   $ (97,324,996)
  Class B..................................     (3,049,089)     (29,617,644)
  Class C..................................       (353,416)      (3,432,943)
                                               -----------    -------------
Total Repurchases..........................    (13,411,216)   $(130,375,583)
                                               ===========    =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B         CLASS C
---------------------------------------------------------------------------
First............................................     4.00%           1.00%
Second...........................................     3.75%            None
Third............................................     3.50%            None
Fourth...........................................     2.50%            None
Fifth............................................     1.50%            None
Sixth............................................     1.00%            None
Seventh and Thereafter...........................      None            None

                                 June 30, 1998
--------------------------------------------------------------------------------

    For the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $78,100 and CDSC on redeemed shares of approximately $342,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $657,401,849 and $607,133,236, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended June 30, 1998, were as follows:

                                                  CONTRACTS    PREMIUM
-----------------------------------------------------------------------
Outstanding at June 30, 1997....................       0      $       0
Options Written and Purchased (Net).............     700       (179,977)
Options Terminated in Closing Transactions
  (Net).........................................    (200)        60,976
Options Expired (Net)...........................    (200)       117,226
                                                    ----      ---------
Outstanding at June 30, 1998....................     300      $  (1,775)
                                                    ====      =========

                                 June 30, 1998
--------------------------------------------------------------------------------

    The related futures contracts of the outstanding option transactions as of June 30, 1998, and the descriptions and market values are as follows:

                                                                  MARKET
                                           EXPIRATION MONTH/     VALUE OF
                              CONTRACTS      EXERCISE PRICE      OPTIONS
-------------------------------------------------------------------------
Euro Dollar Options
Sep 1998--Purchased Put.....        100                Sep/94    $ 2,500
Sep 1998--Purchased Put.....         50                Sep/94      1,250
Sep 1998--Written Call......        100              Sep/94.5     (5,000)
Sep 1998--Written Call......         50              Sep/94.5     (2,500)
                                    ---                          --------
                                    300                          $(3,750)
                                    ===                          ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                         Contracts
------------------------------------------------------------------
Outstanding at June 30, 1997.........................        -0-
Futures Opened.......................................      1,675
Futures Closed.......................................     (1,575)
                                                          ------
Outstanding at June 30, 1998.........................        100
                                                          ======

                                 June 30, 1998
--------------------------------------------------------------------------------

    The futures contracts outstanding as of June 30, 1998, and the descriptions and unrealized depreciation are as follows:

                                                            UNREALIZED
                                               CONTRACTS   DEPRECIATION
-----------------------------------------------------------------------
LONG CONTRACTS:
U.S. Treasury Bond Future Sep 1998
  (Current notional value $123,594 per
  contract)..................................      20        $ 49,375
U.S. Treasury Bond Future Sep 1998
  (Current notional value $123,594 per
  contract)..................................      30          25,313
U.S. Treasury Bond Future Sep 1998
  (Current notional value $123,594 per
  contract)..................................      25           5,469
U.S. Treasury Bond Future Sep 1998
  (Current notional value $123,594 per
  contract)..................................      25           7,031
                                                  ---        --------
                                                  100        $ 87,188
                                                  ===        ========

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At June 30, 1998, the Fund has realized gains on closed but unsettled forward currency contracts of $15,198 scheduled to settle on July 15, 1998.

D. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $1,017,300.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen High Yield Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Yield Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 3, 1998

                           VAN KAMPEN HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents




INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.

P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

 TAX NOTICE TO CORPORATE SHAREHOLDERS
 For year ended June 30, 1998, 2.58%
 of the dividends taxable as ordinary
                income
   qualified for the 70% dividends
               received

     deduction for corporations.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Performance in Perspective.......................   5
Glossary of Terms................................   6
Portfolio Management Review......................   7
Portfolio Highlights.............................  10
Portfolio of Investments.........................  11
Statement of Assets and Liabilities..............  14
Statement of Operations..........................  15
Statement of Changes in Net Assets...............  16
Financial Highlights.............................  17
Notes to Financial Statements....................  20
Report of Independent Accountants................  29

STGI  ANR 8/98

                             LETTER TO SHAREHOLDERS




July 15, 1998

Dear Shareholder,

    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we                        [PHOTO]
distribute under the single name of
Van Kampen Funds. This move
accompanies the change in our legal
name to Van Kampen Funds Inc.              DENNIS J. MCDONNELL AND DON G. POWELL
    You can be assured that the change
in your fund's name will not affect
its management or daily operations.
You will begin seeing the application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The economic crisis in Asia deepened late in the reporting period while growth continued at a robust pace in the United States and Europe. After last fall's currency crisis, signs of recovery began to appear in Asia early in 1998 as equity markets rebounded and currency values stabilized. But a steep decline in the Japanese yen beginning in February undermined investor confidence in the region and ignited fears of yet another round of currency devaluations. At the heart of the problem was a sudden worsening of economic conditions in Japan and the perceived inability of Japanese leaders to rescue the country's ailing banking system.
    Despite the drag from Asia, the U.S. economy continued to expand at a healthy rate. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on domestic economic growth. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth for later this year.
    In Europe, economic growth accelerated as the region looked forward to monetary union, set to begin in January 1999. At that time, a common currency (the euro) will begin to replace the currencies of the 11 participant nations. The elimination of foreign-exchange risk and widespread financial reforms has led to a wave of mergers and acquisitions across the region.

                                                          Continued on page two

MARKET REVIEW
    The wide variation of returns from global financial markets during the reporting period reflected the vastly different circumstances in the three major economic blocks of the United States, Europe, and Asia. In Europe, where companies have relatively little exposure to Asia, stocks posted impressive gains. During the six months ended in June, the Dow Jones Europe/Africa Index climbed 24.48 percent in U.S. dollar terms. The rally was broad based, with markets in Finland, France, Germany, Greece, Ireland, Italy, Portugal, and Spain each climbing more than 30 percent. European bonds also benefited from stable monetary policy and low inflation. The average European bond market gained 5.77 percent in U.S. dollar terms during the first six months of 1998.
    Stock prices in the United States continued to move higher during the period, but the Asian financial crisis had an uneven impact on corporate profits. The Wilshire 5000 Index consisting of all publicly traded U.S. companies gained 14.68 percent during the first six months of 1998. Companies with heavy exposure to domestic consumers benefited from strength in the American economy, while commodity-related issues lagged. U.S. bonds benefited from a global flight to quality and from a growing perception that domestic economic growth was slowing. The yield on the Treasury's 30-year benchmark bond declined from 5.92 percent on December 31, 1997 to 5.63 percent by the end of the period.
    In Asia, renewed currency concerns caused major declines in nearly all equity markets. Despite a solid rally in January, the Dow Jones Asia/Pacific Index (excluding Japan) fell 48.77 percent during the 12 months through June and by 18.69 percent during the first half of 1998. The worst-performing Asian market was Indonesia, where the average stock lost nearly two-thirds of its value amid a deepening recession, political turmoil, and social unrest. For the 12 months through June, the Dow Jones Indonesia Index declined by 87.66 percent in U.S. dollar terms.

OUTLOOK
    We remain optimistic about the prospects for European equity markets, based on the region's accelerating growth rate and the introduction of a common currency next year. As interest rates decline, liquidity should increase as more European investors leave the sanctuary of money-market funds in favor of equities.
    Our outlook for Asia is guarded. As the reporting period ended, the Japanese government announced a bank bailout package that ignited a rally in Asian financial markets. While we view the latest reforms in a positive light, we are concerned that investor reaction to the news may have been overly euphoric.
    In the United States, economic growth is likely to slow in coming months as the impact of the Asian crisis becomes more evident. With equities already trading at record-high valuations, we are cautious about the ability of U.S. stocks to rally significantly from current levels. On a longer-term basis, however, the environment for domestic equities remains highly positive.
    Several factors are helping to sustain a generally bullish environment for global bonds. Extreme economic weakness in Asia is exerting downward pressure on energy, commodity,

                                                        Continued on page three
and goods prices. Also, the strong dollar is containing U.S. inflation despite a tight labor market and above-trend economic growth.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....     3.46%      2.67%      2.67%
One-year total return(2).................     0.14%     (0.25%)     1.69%
Five-year average annual total
  return(2)..............................     2.31%      2.24%        N/A
Life-of-Fund average annual total
  return(2)..............................     3.92%      3.37%      1.80%
Commencement date........................  09/28/90   07/22/91   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................     5.84%      5.26%      5.26%
SEC Yield(4).............................     6.05%      5.50%      5.50%

N/A  Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund's net asset value will fluctuate as a result of changes in foreign exchange rates and fluctuations in market interest rates. Foreign investments involve the risks of future foreign political and economic developments and securities of many foreign companies are less liquid and their prices more volatile than domestic companies.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the J.P. Morgan Short-Term Global Index and the J.P. Morgan 3-Month U.S. LIBOR Return Index over time. As broad-based, statistical composites, these indices do not reflect any commissions which would be incurred by an investor purchasing the securities they represent. Similarly, their performances do not reflect any other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

       GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
       Van Kampen Short-Term Global Income Fund vs. the J.P. Morgan Short-Term Global Index and the J.P. Morgan 3-Month U.S. LIBOR Return Index (September 28, 1990 through June 30, 1998)

                                    [GRAPH]

                                 Van Kampen                          J.P. Morgan 3-
     Measurement Period          Short-Term     J.P. Morgan Short-  Month U.S. LIBOR
   (Fiscal Year Covered)    Global Income Fund  Term Global Index     Return Index*
9/30/90                           9671.00         10000.00             10000.00
10/31/90                          9651.00         10250.00             10080.60
11/30/90                          9688.00         10354.00             10136.50
12/31/90                          9755.00         10458.00             10223.50
1/31/91                           9822.00         10610.00             10301.30
2/28/91                           9932.00         10630.00             10358.20
3/31/91                          10060.00         10410.00             10425.50
4/30/91                          10106.00         10504.00             10488.70
5/31/91                          10172.00         10547.00             10547.40
6/30/91                          10152.00         10473.00             10595.90
7/31/91                          10205.00         10649.00             10660.00
8/31/91                          10299.00         10799.00             10720.80
9/30/91                          10412.00         11065.00             10774.40
10/31/91                         10546.00         11168.00             10838.40
11/30/91                         10548.00         11348.00             10886.00
12/31/91                         10695.00         11722.00             10947.10
1/31/92                          10775.00         11584.00             10988.00
2/29/92                          10970.00         11568.00             11021.70
3/31/92                          11027.00         11541.00             11061.70
4/30/92                          11108.00         11647.00             11109.70
5/31/92                          11259.00         11856.00             11146.50
6/30/92                          11304.00         12130.00             11190.40
7/31/92                          11338.00         12339.00             11239.40
8/31/92                          11313.00         12609.00             11270.70
9/30/92                          11241.00         12665.00             11308.00
10/31/92                         11323.00         12393.00             11335.80
11/30/92                         11238.00         12215.00             11359.20
12/31/92                         11257.00         12278.00             11410.40
1/31/93                          11362.00         12402.00             11448.00
2/29/93                          11284.00         12456.00             11478.60
3/31/93                          11127.00         12619.00             11512.10
4/30/93                          11218.00         12811.00             11546.00
5/31/93                          11346.00         12833.00             11574.10
6/30/93                          11627.00         12724.00             11609.80
7/31/93                          11780.00         12669.00             11643.30
8/31/93                          11945.00         12866.00             11679.00
9/30/93                          11823.00         12980.00             11707.10
10/31/93                         11958.00         12951.00             11741.90
11/30/93                         11924.00         12899.00             11776.00
12/31/93                         12074.00         12960.00             11814.20
1/31/94                          12106.00         13064.00             11852.80
2/29/94                          11752.00         13067.00             11872.50
3/31/94                          11489.00         13138.00             11910.00
4/30/94                          11360.00         13168.00             11942.00
5/31/94                          11311.00         13170.00             11985.70
6/30/94                          11207.00         13332.00             12027.60
7/31/94                          11226.00         13424.00             12078.30
8/31/94                          11218.00         13457.00             12132.20
9/30/94                          11224.00         13556.00             12171.70
10/31/94                         11243.00         13745.00             12235.60
11/30/94                         11221.00         13549.00             12279.80
12/31/94                         11184.00         13592.00             12339.80
1/31/95                          11132.00         13826.00             12419.80
2/29/95                          11124.00         14088.00             12483.50
3/31/95                          10955.00         14489.00             12552.40
4/30/95                          11107.00         14629.00             12616.30
5/31/95                          11299.00         14822.00             12691.00
6/30/95                          11284.00         14959.00             12752.80
7/31/95                          11448.00         15111.00             12822.20
8/31/95                          11583.00         14868.00             12886.30
9/30/95                          11704.00         15126.00             12944.30
10/31/95                         11780.00         15291.00             13014.20
11/30/95                         11857.00         15056.00             13077.70
12/31/95                         11919.00         15533.00             13144.70
1/31/96                          12089.00         15447.00             13218.20
2/29/96                          11980.00         15508.00             13274.40
3/31/96                          12022.00         15507.00             13326.20
4/30/95                          12192.00         15443.00             13390.70
5/31/96                          12219.00         15502.00             13454.00
6/30/96                          12278.00         15616.00             13510.40
7/31/96                          12305.00         15865.00             13579.30
8/31/96                          12317.00         15950.00             13646.40
9/30/96                          12453.00         15952.00             13712.10
10/31/96                         12574.00         16170.00             13784.50
11/30/96                         12695.00         16245.00             13844.90
12/31/96                         12717.00         16251.00             13910.40
1/31/97                          12790.00         15504.00             13978.20
2/29/97                          12813.00         15728.00             14039.60
3/31/97                          12713.00         15753.00             14100.80
4/30/97                          12766.00         15641.00             14169.80
5/31/97                          12921.00         15870.00             14240.00
6/30/97                          13026.00         15906.00             14313.60
7/31/97                          13217.00         15686.00             14387.80
8/31/97                          13215.00         15796.00             14454.40
9/30/97                          13336.00         16029.00             14526.80
10/31/97                         13386.00         16261.00             14601.60
11/30/97                         13314.00         16102.00             14661.40
12/31/97                         13312.00         16050.00             14743.30
1/31/98                          13414.00         16101.00             14819.50
2/29/98                          13391.00         16206.00             14881.70
3/31/98                          13529.00         16110.00             14951.80
4/30/98                          13596.00         16365.00             15020.90
5/31/98                          13590.00         16433.00             15095.00
6/30/98                          13475.00         16421.00             15169.50

--------------------------------
Fund's Total Return
1 Year Avg. Annual     =   0.14%
5 Year Avg. Annual     =   2.31%
Inception Avg. Annual  =   3.92%
--------------------------------


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* The J.P. Morgan 3-Month U.S. LIBOR Return Index represents general stock market performance and was initially selected as a benchmark for the Fund's performance; however, based upon the Fund's asset composition, we believe the J.P. Morgan Short-Term Global Index provides a more accurate benchmark for the Fund. Therefore, the J.P. Morgan 3-Month U.S. LIBOR Return Index will not be shown in future reports.

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CURRENCY HEDGING: A technique used to offset the risks associated with the changing value of currency.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

EUROPEAN MONETARY UNION (EMU): A group of European countries creating one currency for the entire region.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX: An international index composed of equity securities from Europe and Australasia.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

TOP-DOWN INVESTING: A management style in which general asset allocation decisions are based on the strength of various market sectors, industries, or countries. Individual securities are then selected from within the favored sectors.

VALUATION: The estimated or determined relative worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

We recently spoke with the management team of the Van Kampen Short-Term Global Income Fund about the key events and economic forces that shaped the markets during the past 12 months. The team is led by Thomas J. Slefinger, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1998.

Q HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT IN WHICH THE FUND HAS OPERATED DURING THE PAST 12 MONTHS?

A The major theme of the past 12 months has been the worldwide decline of interest rates in all of the major high-quality government bond markets. Interest rates declined to record low levels despite strong economic growth in the United States, Canada, the United Kingdom, and Europe. As a result, global bond markets are becoming more integrated, which means that bond yields, including the U.S. market, are determined on a global basis, rather than a domestic one.
      In sharp contrast to the strength of high-quality markets in the United States and Europe, economic turmoil in Asia began in the fourth quarter of 1997 and intensified during the second quarter of 1998. This turmoil created volatility in emerging markets and currency markets, which led investors to a flight toward high-quality bond markets.
      In May the European Monetary Union (EMU), set to begin in January 1999, officially named its 11 participant nations in its agreement to create a single European currency. The positive effects on the European economy were to improve financial discipline, business growth, and consumer confidence within Europe. As a result, we began to see further convergence of interest rates and the emergence of a single European bond market.

Q     WHAT STRATEGY DID YOU EMPLOY TO MANAGE THE FUND IN THIS INVESTMENT
      ENVIRONMENT?

A At the beginning of the period, we chose to avoid noninvestment grade fixed-income securities because of the Asian turmoil and its effect on emerging markets. Yield spreads in noninvestment grade securities tightened dramatically and there was minimal opportunity in these markets. As a result, we continued to invest the Fund's assets in high-quality liquid markets.
      In early 1998, we entered the emerging markets. We purchased our largest holding, currently 10 percent of the Fund's portfolio, in Korean debt, which we believe will enhance the Fund's long-term return potential. The position is in dollar-denominated, short-term securities that have an average maturity of one to three years. We see potential for yield spreads to converge, which would make Korea a profitable holding. By the end of the period, we had allocated approximately 20 percent of the Fund's assets in noninvestment grade markets, most of which were emerging markets. For additional Fund portfolio highlights, please refer to page ten.

Q     HOW DID THE FUND PERFORM DURING THE 12-MONTH
      REPORTING PERIOD?

A The Fund's performance continues to outpace its benchmark. The Fund's total return for the 12-month reporting period was 3.46 percent(1) (Class A shares at net asset value). By comparison, the J.P. Morgan Short-Term
Global Index, a broad-based index that tracks the major bond markets of the world with maturities of three years or less, produced a total return of 3.24 percent for the 12-month period. In addition, the J.P. Morgan 3-month U.S. LIBOR Return Index generated a one-year return of 5.98 percent. This broad-based index tracks the London Interbank Offered Rate, a key short-term interest rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These indices do not reflect any commissions that would be paid by an investor purchasing the securities they represent.
      The Fund's distribution rate as of June 30, 1998 was 5.84 percent(3) (based on a monthly dividend of $.037 per share and a maximum public offering price of $7.60 per share). Please refer to the chart on page four for additional Fund performance results.

Q MUCH HAS BEEN SAID AND WRITTEN ABOUT ASIA'S EFFECT ON THE GLOBAL MARKETPLACE. WHAT IS YOUR OUTLOOK FOR THESE MARKETS IN THE MONTH'S AHEAD?

A We believe that Japan must stabilize in order for Asia to begin its recovery. Regionally, the economy is paying the price with high interest rates, bank failures, and corporate failures. After two consecutive quarters of negative growth, Japan is officially in a recession and we feel that unless it makes a commitment to significant change, it will be unable to do what needs to be done in order to stimulate aggregate demand, deregulate the economy, and eliminate the bad debt.
      Because Japan is the second largest economy in the world, any action they take will have a major impact on the global economy. We expect that unless
Japan stabilizes its economy, the volatility, which has spread into emerging markets, including Brazil and Russia, will continue during the next few months and may begin to affect the United States.

Q HOW DO YOU FEEL ABOUT THE POSITIONING OF THE FUND'S PORTFOLIO BASED ON THIS OUTLOOK?

A We are comfortable with our current strategy because we have positioned the Fund to take advantage of what we believe will be a shift toward emerging markets. For the past 12 months the volatility of Asia and emerging markets has led to a flight to high-quality, liquid bond markets, primarily in the United States and Western Europe. We expect that once the dust settles in Asia and emerging markets, investors will eventually return to these high-risk markets in search of higher yields.
      We believe that in the near term emerging markets will stabilize and offer good relative value on an intermediate and long-term basis. We have positioned the Fund with 20 percent exposure to noninvestment grade securities, including emerging markets, and believe that this will help increase the Fund's return during the rest of this year. As a defensive measure, designed to help reduce the Fund's volatility, we currently maintain a short duration of 2.54 years.
      Although we are underweight in the U.S. bond market, we find it attractive because, among the seven largest bond markets, it has the highest nominal and real return rates along the yield curve. The reason we are underweight the United States is because we increased our exposure to New Zealand. We find New Zealand more attractive because it has the highest nominal and real return rates among the 15 largest bond markets, including the United States.
      In Europe we are underweight in our holdings because nominal and real returns are very low and there is too much currency exposure to achieve those yields. Furthermore, EMU's effect is unknown with regard to monetary policy and the credibility of the overall bond market. We think Greece, however, offers good value as it prepares to join EMU in 2001. In order to earn acceptance, it must demonstrate currency stability and credible fiscal discipline, which we think will stabilize its generally erratic economy.

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments


[SIG]
Thomas J. Slefinger

Portfolio Manager

                                               Please see footnotes on page four

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                  PERCENTAGE OF
                          TOP TEN HOLDINGS      THESE INVESTMENTS
                         AS OF JUNE 30, 1998    SIX MONTHS AGO(1)
Repurchase Agreement ........  16.1%  ............    40.4%
RAST 1998-A4 ................  11.7%  ............      N/A
Korea Development
  Bank ......................  7.5%  .............      N/A
United Kingdom
  Treasury ..................  6.5%  .............     5.3%
Hellenic Republic ...........  4.7%  .............      N/A
Niagara Mohawk Power
  Corp.  ....................  4.6%  .............      N/A
Petroliam Nasional
  Berhad  ...................  4.6%  .............      N/A
Poland PDI Bond .............  4.1%  .............      N/A
Empresa Electrica Del
  Notre  ....................  3.9%  .............      N/A
New Zealand
  Government ................  3.9%  .............     8.3%

N/A = Not Applicable

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS


                                 [PIE CHART]


AS OF JUNE 30, 1998
Foreign Investment Grade Bonds                          42.7%
Other                                                   16.1%
U.S. Government/Mortgage Backed Securities              13.8%
Domestic Investment Bonds                                8.4%
Foreign Non-Investment Grade Bonds                      18.3%
Preferred Stock                                          0.6%
Foreign Currency                                         0.1%

                                 [PIE CHART]

AS OF DECEMBER 31, 1997(1)
Other                                                   40.4%
U.S. Government Bonds                                   37.3%
Foreign Investment Grade Bonds                          22.3%


(1) Unaudited

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                                Maturity     U.S. $
 (000)                       Description                      Coupon      Date    Market Value
----------------------------------------------------------------------------------------------
           CORPORATE BONDS  39.2%
           ELECTRONICS  1.5%
  1,000      CIA Transporte Energia, 144A -- US$ (a)........   8.625%   04/01/03  $   972,500
                                                                                  -----------
           ENERGY  8.3%
  2,500      Empresa Col de Petrolos -- US$.................   7.250    07/08/98    2,500,000
  1,850      Petroliam Nasional Berhad, 144A -- US$
             (a)(b).........................................   6.875    07/01/03    1,629,110
  1,500      Petroliam Nasional Berhad, 144A -- US$
             (a)(b).........................................   6.625    10/18/01    1,360,950
                                                                                  -----------
                                                                                    5,490,060
                                                                                  -----------
           FINANCE  19.4%
  1,000      Exp-Imp Bank Korea -- US$......................   6.500    05/15/00      928,040
  1,200      GMAC -- GBP....................................   5.839    09/25/02    1,999,633
    500      Korea Development Bank -- US$ (b)..............   6.625    11/21/03      401,415
  1,000      Korea Development Bank -- US$..................   7.900    02/01/02      891,510
  3,990      Korea Development Bank -- US$ (b)..............   6.250    05/01/00    3,650,770
  1,000      NBG Finance PLC -- US$.........................       *    06/24/07      991,250
  2,500      Nordic Investment Bank -- NZ$..................   6.750    09/16/99    1,276,289
    500      SB Treasury Co. LLC, 144A -- GBP (a)(b)........   9.400    12/29/49      492,813
  2,000      Union Bank of Norway, 144A -- US$ (a)..........   9.100    10/25/00    2,115,000
                                                                                  -----------
                                                                                   12,746,720
                                                                                  -----------
           UTILITIES  10.0%
  3,000      Empresa Electrica Del Notre, 144A -- US$ (a)...   7.750    03/15/06    2,590,590
  1,000      Korea Electric Power Co., 144A -- US$ (a)......  10.000    04/01/01      951,600
  3,000      Niagara Mohawk Power Corp -- US$...............   6.500    07/01/99    2,994,300
                                                                                  -----------
                                                                                    6,536,490
                                                                                  -----------
           Total Corporate Bonds................................................   25,745,770
                                                                                  -----------
           FOREIGN GOVERNMENT AND AGENCY SECURITIES  30.2%
           COLOMBIA  3.0%
  1,000      Republic of Colombia -- US$....................   8.000    06/14/01      997,500
  1,000      Republic of Colombia -- US$....................   7.250    02/15/03      935,000
                                                                                  -----------
                                                                                    1,932,500
                                                                                  -----------
           GREECE  4.7%
320,000      Hellenic Republic -- GRD.......................   9.800    03/21/00    1,034,483
599,000      Hellenic Republic -- GRD.......................   8.800    06/19/07    2,079,314
                                                                                  -----------
                                                                                    3,113,797
                                                                                  -----------
           MEXICO  2.4%
  1,680      United Mexican States -- US$...................   5.820    06/28/01    1,589,246
                                                                                  -----------
           NEW ZEALAND  5.6%
  3,900      International Bank for Recon & Dev -- NZ$......       *    08/20/07    1,109,495
  4,500      New Zealand Government -- NZ$..................   8.000    11/15/06    2,574,750
                                                                                  -----------
                                                                                    3,684,245
                                                                                  -----------
           PANAMA  2.3%
  1,500      Republic of Panama, 144A -- US$ (a)(b).........   7.875    02/13/02    1,485,000
                                                                                  -----------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                                Maturity     U.S. $
 (000)                       Description                      Coupon      Date    Market Value
----------------------------------------------------------------------------------------------
           POLAND  4.1%
  3,000      Poland PDI Bond -- US$.........................   4.000%   10/27/14    2,701,875
                                                                                  -----------
           SOUTH AFRICA  1.6%
  1,000      Republic of South Africa -- US$................   9.625    12/15/99    1,041,500
                                                                                  -----------
           UNITED KINGDOM  6.5%
  2,500      United Kingdom Treasury -- GBP.................   7.000    06/07/02    4,248,551
                                                                                  -----------
           Total Foreign Government and Agency Securities.......................   19,796,714
                                                                                  -----------
           US GOVERNMENT AND AGENCY OBLIGATIONS  2.0%
  2,600      FNMA -- NZ$....................................   7.250    06/20/02    1,342,790
                                                                                  -----------
           MORTGAGE BACKED OBLIGATIONS  11.8%
  7,650    RAST 1998-A4 -- US$..............................   6.750    05/25/98    7,693,031
                                                                                  -----------
           PREFERRED STOCK  0.6%
  6,000    Avalon Bay Communities, Inc. -- US$..................................      155,250
 10,000    First Industrial Realty Trust -- US$.................................      252,500
                                                                                  -----------
           Total Preferred Stock................................................      407,750
                                                                                  -----------
REPURCHASE AGREEMENT  16.2%
  J P Morgan (Collateralized by U. S. Treasury Bonds, $10,598,000 par,
  5.500% coupon, due 08/15/13, dated 06/30/98, to be sold on 07/01/98 at $10,599,619)
  (Cost $10,598,000)............................................................   10,598,000
                                                                                  -----------
TOTAL INVESTMENTS  100.0%
  (Cost $67,049,220)............................................................   65,584,055
FOREIGN CURRENCY  0.0%
  (Cost $38,824)................................................................       38,824
LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%.....................................      (12,868)
                                                                                  -----------
NET ASSETS  100.0%..............................................................  $65,610,011
                                                                                  ===========

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for open futures and forward currency contracts.

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

     The following table summarizes the portfolio composition at June 30, 1998, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

Repurchase Agreement......    16.2%
AAA.......................    27.8
A.........................    12.3
BBB.......................    20.8
BB........................    18.2
NR........................     4.7
                             -----
                             100.0%
                             =====

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including repurchase agreement of
  $10,598,000 (Cost $67,049,220)............................  $ 65,584,055
Cash........................................................       219,403
Foreign Currency (Cost $38,824).............................        38,824
Receivables:
  Investments Sold..........................................     3,031,497
  Interest..................................................       687,419
  Fund Shares Sold..........................................         4,148
  Variation Margin on Futures...............................         2,494
Other.......................................................           821
                                                              ------------
      Total Assets..........................................    69,568,661
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,151,356
  Forward Currency Contracts................................     1,110,289
  Fund Shares Repurchased...................................       149,104
  Income Distributions......................................       117,946
  Distributor and Affiliates................................        98,860
  Investment Advisory Fee...................................        30,165
Accrued Expenses............................................       180,497
Trustees' Deferred Compensation and Retirement Plans........       120,433
                                                              ------------
      Total Liabilities.....................................     3,958,650
                                                              ------------
NET ASSETS..................................................  $ 65,610,011
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $133,355,401
Accumulated Distributions in Excess of Net Investment
  Income....................................................    (1,985,847)
Net Unrealized Depreciation.................................    (2,416,979)
Accumulated Net Realized Loss...............................   (63,342,564)
                                                              ------------
NET ASSETS..................................................  $ 65,610,011
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $45,725,525 and 6,222,565 shares of
    beneficial interest issued and outstanding).............  $       7.35
    Maximum sales charge (3.25%* of offering price).........           .25
                                                              ------------
    Maximum offering price to public........................  $       7.60
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $19,551,829 and 2,661,333 shares of
    beneficial interest issued and outstanding).............  $       7.35
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $332,657 and 45,275 shares of beneficial
    interest issued and outstanding)........................  $       7.35
                                                              ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $13,886)......  $ 5,294,057
Dividends...................................................       14,298
                                                              -----------
    Total Income............................................    5,308,355
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $102,020, $379,656 and $2,737,
  respectively).............................................      484,413
Investment Advisory Fee.....................................      434,761
Shareholder Services........................................      196,607
Custody.....................................................       51,999
Trustees' Fees and Expenses.................................       28,422
Legal.......................................................       12,375
Other.......................................................      199,558
                                                              -----------
    Total Expenses..........................................    1,408,135
    Less Expenses Reimbursed................................       14,546
                                                              -----------
    Net Expenses............................................    1,393,589
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,914,766
                                                              -----------
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   863,170
  Options...................................................       18,292
  Futures...................................................     (119,252)
  Forwards..................................................    3,165,132
  Foreign Currency Transactions.............................   (4,194,518)
                                                              -----------
Net Realized Loss...........................................     (267,176)
                                                              -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,420,976)
                                                              -----------
  End of the Period:
    Investments.............................................   (1,465,165)
    Forwards................................................     (939,286)
    Futures.................................................      (12,353)
    Foreign Currency Translation............................         (175)
                                                              -----------
                                                               (2,416,979)
                                                              -----------
Net Unrealized Depreciation During the Period...............     (996,003)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,263,179)
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,651,587
                                                              -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                               Year Ended     Year Ended
                                                              June 30, 1998  June 30, 1997
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................  $  3,914,766   $  5,420,224
Net Realized Gain/Loss......................................      (267,176)     1,725,990
Net Unrealized Depreciation During the Period...............      (996,003)    (1,136,411)
                                                              ------------   ------------
Change in Net Assets from Operations........................     2,651,587      6,009,803
                                                              ------------   ------------
Distributions from Net Investment Income....................    (3,914,766)    (5,420,224)
Distributions in Excess of Net Investment Income............      (331,088)    (1,573,147)
                                                              ------------   ------------
Distributions from and in Excess of Net Investment
  Income*...................................................    (4,245,854)    (6,993,371)
Return of Capital Distribution*.............................      (290,326)       (91,680)
                                                              ------------   ------------
Total Distributions.........................................    (4,536,180)    (7,085,051)
                                                              ------------   ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (1,884,593)    (1,075,248)
                                                              ------------   ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................    19,032,931      3,720,807
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     2,772,850      4,048,955
Cost of Shares Repurchased..................................   (46,043,368)   (46,302,530)
                                                              ------------   ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........   (24,237,587)   (38,532,768)
                                                              ------------   ------------
TOTAL DECREASE IN NET ASSETS................................   (26,122,180)   (39,608,016)
NET ASSETS:
Beginning of the Period.....................................    91,732,191    131,340,207
                                                              ------------   ------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $1,985,847 and
  $455,277, respectively)...................................  $ 65,610,011   $ 91,732,191
                                                              ============   ============

                                            Year Ended      Year Ended
*Distributions by Class                    June 30, 1998   June 30, 1997
------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares..........................  $(2,310,645)    $(3,003,963)
  Class B Shares..........................   (1,921,964)     (3,977,304)
  Class C Shares..........................      (13,245)        (12,104)
                                            -----------     -----------
                                            $(4,245,854)    $(6,993,371)
                                            ===========     ===========
Return of Capital Distribution:
  Class A Shares..........................  $  (179,548)    $   (40,726)
  Class B Shares..........................     (109,531)        (50,795)
  Class C Shares..........................       (1,247)           (159)
                                            -----------     -----------
                                            $  (290,326)    $   (91,680)
                                            ===========     ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                            Year Ended June 30,
                                                -------------------------------------------
                Class A Shares                   1998     1997     1996     1995     1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......   $7.55    $7.62    $7.56    $8.15     $9.11
                                                 -----    -----    -----    -----     -----
Net Investment Income.........................     .39      .42      .49      .50       .59
Net Realized and Unrealized Gain/Loss.........    (.13)     .03      .16     (.45)     (.89)
                                                 -----    -----    -----    -----     -----
Total from Investment Operations..............     .26      .45      .65      .05      (.30)
                                                 -----    -----    -----    -----     -----
Less:
  Distributions from and in Excess of Net
    Investment Income.........................     .42      .51      -0-      .37       .35
  Return of Capital Distribution..............     .04      .01      .59      .27       .31
                                                 -----    -----    -----    -----     -----
Total Distributions...........................     .46      .52      .59      .64       .66
                                                 -----    -----    -----    -----     -----
Net Asset Value, End of the Period............   $7.35    $7.55    $7.62    $7.56     $8.15
                                                 =====    =====    =====    =====     =====
Total Return* (a).............................   3.46%    6.09%    8.81%     .69%    (3.61%)
Net Assets at End of the Period (In
  millions)...................................   $45.7    $39.5    $50.1    $72.5    $147.7
Ratio of Expenses to Average Net Assets* (b)..   1.39%    1.33%    1.31%    1.14%     1.13%
Ratio of Net Investment Income to Average
  Net Assets*.................................   5.40%    5.37%    6.54%    7.20%     6.64%
Portfolio Turnover............................    175%     378%     225%     204%      259%
* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b)...   1.41%    1.36%    1.34%      N/A       N/A
Ratio of Net Investment Income to Average
  Net Assets..................................   5.38%    5.34%    6.51%      N/A       N/A

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                           Year Ended June 30,
                                              ----------------------------------------------
               Class B Shares                 1998(a)    1997(a)    1996     1995     1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....   $7.55      $7.62     $7.56    $8.15     $9.10
                                               -----      -----     -----    -----     -----
Net Investment Income.......................     .36        .35       .39      .41       .54
Net Realized and Unrealized Gain/Loss.......    (.16)       .04       .20     (.42)     (.90)
                                               -----      -----     -----    -----     -----
Total from Investment Operations............     .20        .39       .59     (.01)     (.36)
                                               -----      -----     -----    -----     -----
Less:
  Distributions from and in Excess of Net
    Investment Income.......................     .37        .45       -0-      .34       .32
  Return of Capital Distribution............     .03        .01       .53      .24       .27
                                               -----      -----     -----    -----     -----
Total Distributions.........................     .40        .46       .53      .58       .59
                                               -----      -----     -----    -----     -----
Net Asset Value, End of the Period..........   $7.35      $7.55     $7.62    $7.56     $8.15
                                               =====      =====     =====    =====     =====
Total Return* (b)...........................   2.67%      5.29%     8.02%    (.14%)   (4.22%)
Net Assets at End of the Period (In
  millions).................................   $19.6      $52.1     $81.1    $127.9   $271.8
Ratio of Expenses to Average Net
  Assets* (c)...............................   2.16%      2.09%     2.09%    1.96%     1.85%
Ratio of Net Investment Income to Average
  Net Assets*...............................   4.48%      4.62%     5.79%    6.42%     5.91%
Portfolio Turnover..........................    175%       378%      225%     204%      259%
* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (c).......................................   2.18%      2.12%     2.12%      N/A       N/A
Ratio of Net Investment Income to Average
  Net Assets................................   4.46%      4.59%     5.76%      N/A       N/A

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            August 13, 1993
                                           Year Ended June 30,              (Commencement of
                                  --------------------------------------    Distribution) to
         Class C Shares           1998(a)    1997(a)     1996      1995      June 30, 1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................   $7.55       $7.62     $7.56     $8.16                $9.24
                                   -----       -----     -----     -----                -----
Net Investment Income...........     .34         .35       .45       .50                  .49
Net Realized and Unrealized
  Gain/Loss.....................    (.14)        .04       .14      (.52)               (1.05)
                                   -----       -----     -----     -----                -----
Total from Investment
  Operations....................     .20         .39       .59      (.02)                (.56)
                                   -----       -----     -----     -----                -----
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................     .37         .45       -0-       .34                  .27
  Return of Capital
    Distribution................     .03         .01       .53       .24                  .25
                                   -----       -----     -----     -----                -----
Total Distributions.............     .40         .46       .53       .58                  .52
                                   -----       -----     -----     -----                -----
Net Asset Value, End of the
  Period........................   $7.35       $7.55     $7.62     $7.56                $8.16
                                   =====       =====     =====     =====                =====
Total Return* (b)...............   2.67%       5.29%     8.03%     (.27%)              (6.32%)**
Net Assets at End of the Period
  (In millions).................     $.3         $.2       $.2       $.2                  $.2
Ratio of Expenses to Average Net
  Assets* (c)...................   2.16%       2.09%     2.07%     1.96%                1.84%
Ratio of Net Investment Income
  to Average Net Assets*........   4.67%       4.63%     5.72%     6.30%                5.83%
Portfolio Turnover..............    175%        378%      225%      204%                 259%
* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (c)....................   2.17%      2.12%     2.09%       N/A                  N/A
Ratio of Net Investment Income
  to Average Net Assets.........   4.65%      4.60%     5.69%       N/A                  N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Short-Term Global Income Fund, formerly known as Van Kampen American Capital Short-Term Global Income Fund, (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk through investment in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and having an average duration of three years or less. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using the last available bid price, or if not available, yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1998, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in

                                 June 30, 1998
--------------------------------------------------------------------------------

repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $63,342,563 which will expire between June 30, 2001 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes on open options and forward transactions at June 30, 1998.

    At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $67,088,044; the aggregate gross unrealized appreciation is $280,558 and

                                 June 30, 1998
--------------------------------------------------------------------------------

the aggregate gross unrealized depreciation is $1,745,723 resulting in net unrealized depreciation of $1,465,165.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax differences relating to net realized currency losses totaling $1,199,482 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

    Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $2,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $23,000 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $133,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                 June 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1998, capital aggregated $68,828,371, $64,184,630 and $342,400, for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                         SHARES         VALUE
---------------------------------------------------------------------------------
Sales:
  Class A..........................................      2,451,703   $ 18,354,657
  Class B..........................................         64,808        487,442
  Class C..........................................         25,354        190,832
                                                       -----------   ------------
Total Sales........................................      2,541,865   $ 19,032,931
                                                       ===========   ============
Dividend Reinvestment:
  Class A..........................................        227,701   $  1,709,854
  Class B..........................................        139,292      1,048,650
  Class C..........................................          1,914         14,346
                                                       -----------   ------------
Total Dividend Reinvestment........................        368,907   $  2,772,850
                                                       ===========   ============
Repurchases:
  Class A..........................................     (1,683,807)  $(12,642,954)
  Class B..........................................     (4,446,060)   (33,357,245)
  Class C..........................................         (5,747)       (43,169)
                                                       -----------   ------------
Total Repurchases..................................     (6,135,614)  $(46,043,368)
                                                       ===========   ============

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $61,586,362, $96,115,314 and $181,638, for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       258,752   $  1,966,958
  Class B..........................................       212,311      1,604,749
  Class C..........................................        19,713        149,100
                                                       ----------   ------------
Total Sales........................................       490,776   $  3,720,807
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       261,651   $  1,982,096
  Class B..........................................       271,233      2,054,943
  Class C..........................................         1,572         11,916
                                                       ----------   ------------
Total Dividend Reinvestment........................       534,456   $  4,048,955
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,868,594)  $(14,169,926)
  Class B..........................................    (4,219,580)   (31,987,407)
  Class C..........................................       (19,067)      (145,197)
                                                       ----------   ------------
Total Repurchases..................................    (6,107,241)  $(46,302,530)
                                                       ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. Class C shares purchased before January 1, 1997 will automatically convert to Class A shares after the tenth year following purchase. The CDSC will be imposed on most redemptions made within three years of the

                                 June 30, 1998
--------------------------------------------------------------------------------

purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          3.00%      1.00%
Second.............................................          2.00%       None
Third..............................................          1.00%       None
Fourth and Thereafter..............................           None       None

     For the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $200 and CDSC on redeemed shares of approximately $10,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $116,378,688 and $135,900,050, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Transactions in options for the year ended June 30, 1998, were as follows:

                                                   CONTRACTS     PREMIUM
------------------------------------------------------------------------
Outstanding at June 30, 1997......................      1      $ (27,698)
Options Written and
  Purchased (Net).................................     12        444,910
Options Terminated in Closing
  Transactions (Net)..............................    (12)      (444,910)
Options Expired (Net).............................     (1)        27,698
                                                     ----      ---------
Outstanding at June 30, 1998......................    -0-      $     -0-
                                                     ====      =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at June 30, 1997................................     -0-
Futures Opened..............................................     371
Futures Closed..............................................    (356)
                                                               -----
Outstanding at June 30, 1998................................      15
                                                               =====

    The futures contracts outstanding as of June 30, 1998, and the descriptions and unrealized depreciation are as follows:

                                                                UNREALIZED
                                                 CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
SHORT CONTRACTS:
  10-Year German Mark Future June 1998
     (Current notional value $270,900 per
     contract)..................................     15       $     12,353
                                                   ====       ============

                                 June 30, 1998
--------------------------------------------------------------------------------

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At June 30, 1998, the Fund has outstanding forward currency contracts as follows:

                                                            UNREALIZED
                  FORWARD                      CURRENT     APPRECIATION/
            CURRENCY CONTRACTS                  VALUE      DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS:
Canadian Dollar,
  2,131,875 expiring 07/09/98..............  $ 1,449,027    $   (50,973)
Deutsche Mark,
  31,914,400 expiring 07/01/98-10/07/98....   17,729,210       (270,790)
Indonesian Rupiah,
  4,045,000,000 expiring
  09/29/98-10/13/98........................      245,862       (354,139)
Japanese Yen,
  1,509,287,000 expiring
  07/15/98-08/10/98........................   10,952,247       (547,753)
Philippine Peso,
  4,910,000 expiring 09/29/98..............      114,725        (24,763)
South Korea Won,
  2,282,750,000 expiring
  07/20/98-03/03/99........................    1,537,838        137,838
Thailand Baht,
  33,692,500 expiring 09/28/98-10/13/98....      751,058        (88,960)
                                             -----------    -----------
                                             $32,779,967     (1,199,540)
                                             ===========    -----------
SHORT CONTRACTS:
Greek Drachma,
  915,060,000 expiring 07/09/98............  $ 3,005,690         (5,690)
Japanese Yen,
  1,520,782,500 expiring
  07/01/98-07/27/98........................   11,020,331        479,669
New Zealand Dollar,
  8,166,298 expiring 07/10/98-07/15/98.....    4,245,357        (41,073)
Pound Sterling,
  3,650,917 expiring 07/02/98-07/15/98.....    6,093,874        (86,938)
South Korean Won,
  2,220,000,000 expiring 07/15/98..........    1,585,714        (85,714)
                                             -----------    -----------
                                             $25,950,966        260,254
                                             ===========    -----------
                                                            $  (939,286)
                                                            ===========

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1998, the Fund had realized losses on closed but unsettled forward currency contracts of $171,003 scheduled to settle between July 1, 1998 and October 27, 1999.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $320,100.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Short-Term Global Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Short-Term Global Income Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Short-Term Global Income Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 7, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc. 1998
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, this report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Performance in Perspective.......................  5
Glossary of Terms................................  6
Portfolio Management Review......................  7
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 23
Report of Independent Accountants................ 34

SIF  ANR 8/98

                             LETTER TO SHAREHOLDERS
                                               PHOTO OF MCDONNEL & POWELL
                                                DENNIS J. MCDONNELL AND DON G.
                                                            POWELL

July 15, 1998

Dear Shareholder,

    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of
Van Kampen Funds. This move
accompanies the change in our legal
name to Van Kampen Funds Inc.
    You can be assured that the change
in your fund's name will not affect
its management or daily operations.
You will begin seeing the application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The economic crisis in Asia deepened late in the reporting period while growth continued at a robust pace in the United States and Europe. After last fall's currency crisis, signs of recovery began to appear in Asia early in 1998 as equity markets rebounded and currency values stabilized. But a steep decline in the Japanese yen beginning in February undermined investor confidence in the region and ignited fears of yet another round of currency devaluations. At the heart of the problem was a sudden worsening of economic conditions in Japan and the perceived inability of Japanese leaders to rescue the country's ailing banking system.
    Despite the drag from Asia, the U.S. economy continued to expand at a healthy rate. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on domestic economic growth. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth for later this year.
    In Europe, economic growth accelerated as the region looked forward to monetary union, set to begin in January 1999. At that time, a common currency (the euro) will begin to replace the currencies of the 11 participant nations. The elimination of foreign-exchange risk and widespread financial reforms has led to a wave of mergers and acquisitions across the region.

                                                           Continued on page two

MARKET REVIEW
    The wide variation of returns from global financial markets during the reporting period reflected the vastly different circumstances in the three major economic blocks of the United States, Europe, and Asia. In Europe, where companies have relatively little exposure to Asia, stocks posted impressive gains. During the six months ended in June, the Dow Jones Europe/Africa Index climbed 24.48 percent in U.S. dollar terms. The rally was broad based, with markets in Finland, France, Germany, Greece, Ireland, Italy, Portugal, and Spain each climbing more than 30 percent. European bonds also benefited from stable monetary policy and low inflation. The average European bond market gained 5.77 percent in U.S. dollar terms during the first six months of 1998.
    Stock prices in the United States continued to move higher during the period, but the Asian financial crisis had an uneven impact on corporate profits. The Wilshire 5000 Index consisting of all publicly traded U.S. companies gained 14.68 percent during the first six months of 1998. Companies with heavy exposure to domestic consumers benefited from strength in the American economy, while commodity-related issues lagged. U.S. bonds benefited from a global flight to quality and from a growing perception that domestic economic growth was slowing. The yield on the Treasury's 30-year benchmark bond declined from 5.92 percent on December 31, 1997 to 5.63 percent by the end of the period.
    In Asia, renewed currency concerns caused major declines in nearly all equity markets. Despite a solid rally in January, the Dow Jones Asia/Pacific Index (excluding Japan) fell 48.77 percent during the 12 months through June and by 18.69 percent during the first half of 1998. The worst-performing Asian market was Indonesia, where the average stock lost nearly two-thirds of its value amid a deepening recession, political turmoil, and social unrest. For the 12 months through June, the Dow Jones Indonesia Index declined by 87.66 percent in U.S. dollar terms.

OUTLOOK
    We remain optimistic about the prospects for European equity markets, based on the region's accelerating growth rate and the introduction of a common currency next year. As interest rates decline, liquidity should increase as more European investors leave the sanctuary of money-market funds in favor of equities.
    Our outlook for Asia is guarded. As the reporting period ended, the Japanese government announced a bank bailout package that ignited a rally in Asian financial markets. While we view the latest reforms in a positive light, we are concerned that investor reaction to the news may have been overly euphoric.
    In the United States, economic growth is likely to slow in coming months as the impact of the Asian crisis becomes more evident. With equities already trading at record-high valuations, we are cautious about the ability of U.S. stocks to rally significantly from current levels. On a longer-term basis, however, the environment for domestic equities remains highly positive.
    Several factors are helping to sustain a generally bullish environment for global bonds. Extreme economic weakness in Asia is exerting downward pressure on energy, commodity,

                                                         Continued on page three
and goods prices. Also, the strong dollar is containing U.S. inflation despite a tight labor market and above-trend economic growth.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]

Don G. Powell

Chairman

Van Kampen Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President

Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                        VAN KAMPEN STRATEGIC INCOME FUND

 TOTAL RETURNS

                                            A SHARES    B SHARES    C SHARES
One-year total return based on NAV1.....       3.89%       3.11%       3.03%
One-year total return2..................      (1.06%)     (0.74%)      2.07%
Life-of-Fund average annual total
  return2...............................       4.41%       4.46%       4.68%
Commencement date.......................    12/31/93    12/31/93    12/31/93

 DISTRIBUTION RATE AND YIELD

Distribution rate3......................       7.35%       6.93%       6.94%
SEC Yield4..............................       7.45%       7.05%       7.05%

1Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

2Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

3Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

4SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998. Had certain expenses of the Fund not been assumed by VKAC, total returns would have been lower and the SEC Yield would have been 7.14%, 6.74% and 6.74% for Classes A, B and C, respectively.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund may react to changes in interest rate cycles, business or economic conditions, rates of inflation, or other market conditions. Global investing, investing in lower rated securities, and investing in a limited number of sectors each hold the potential for risks not associated with many other types of fixed-income investments.

Market Forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Aggregate Bond Index and the Composite of Salomon Brothers Indices presented. These indices are statistical composites and do not reflect any commissions that would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any other costs that would be applicable to an actively managed portfolio, such as that of the Fund.

       GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
       Van Kampen Strategic Income Fund vs. Lehman Brothers Aggregate Bond Index and
       Composite of Salomon Brothers Indices* (December 31, 1993 through June 30, 1998)

    Measurement Period
   (Fiscal Year Covered)       Van Kampen     Lehman Brothers   Salomon Brothers
12/31/93                         9527.00         10000.00          10000.00
1/31/94                          9480.00         10135.00          10105.00
2/28/94                          9167.00          9958.65           9866.00
3/31/94                          8617.00          9712.67           9487.00
4/30/94                          8326.00          9634.97           9427.00
5/31/94                          8422.00          9634.01           9490.00
6/30/94                          8305.00          9612.81           9379.00
7/31/94                          8416.00          9804.11           9555.00
8/31/94                          8423.00          9815.87           9677.00
9/30/94                          8465.00          9671.58           9609.00
10/31/94                         8316.00          9662.87           9569.00
11/30/94                         8136.00          9641.62           9566.00
12/31/94                         7985.00          9708.14           9542.00
1/31/95                          8028.00          9900.36           9675.00
2/28/95                          8102.00         10136.00           9802.00
3/31/95                          8080.00         10197.80           9842.00
4/30/95                          8485.00         10340.60          10100.00
5/31/95                          8962.00         10740.80          10532.00
6/30/95                          9007.00         10819.20          10628.00
7/31/95                          9084.00         10795.40          10639.00
8/31/95                          9125.00         10926.00          10759.00
9/30/95                          9346.00         11032.00          10924.00
10/31/95                         9396.00         11175.40          11007.00
11/30/95                         9620.00         11343.00          11196.00
12/31/95                         9854.00         11501.80          11436.00
1/31/96                         10187.00         11577.80          11663.00
2/29/96                          9986.00         11376.30          11435.00
3/31/96                          9869.00         11296.70          11438.00
4/30/96                          9966.00         11233.40          11482.00
5/31/96                         10047.00         11210.90          11518.00
6/30/96                         10171.00         11361.20          11678.00
7/31/96                         10295.00         11391.80          11726.00
8/31/96                         10378.00         11372.50          11816.00
9/30/96                         10693.00         11570.40          12124.00
10/31/96                        10837.00         11827.20          12337.00
11/30/96                        11121.00         12029.50          12625.00
12/31/96                        11119.00         11917.60          12594.00
1/31/97                         11244.00         11954.50          12747.00
2/28/97                         11370.00         11984.40          12827.00
3/31/97                         11230.00         11851.40          12630.00
4/30/97                         11331.00         12029.20          12839.00
5/31/97                         11559.00         12143.40          13041.00
6/30/97                         11688.00         12287.90          13243.00
7/31/97                         11928.00         12619.70          13616.00
8/31/97                         11857.00         12512.50          13535.00
9/30/97                         12045.00         12697.60          13781.00
10/31/97                        11786.00         12881.80          13650.00
11/30/97                        11770.00         12941.00          13812.00
12/31/97                        11800.00         13071.70          14005.00
1/31/98                         11974.00         13239.00          14169.00
2/28/98                         12120.00         13228.40          14256.00
3/31/98                         12196.00         13273.40          14389.00
4/30/98                         12263.00         13342.40          14448.00
5/31/98                         12193.00         13469.20          14486.00
6/30/98                         12143.00         13583.70          14492.00


Fund's Total Return
1 Year Avg. Annual    = -1.06%
3 Year Avg. Annual    =  8.70%
Inception Avg. Annual =  4.41%

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

*This index is a composite reflecting 20% of each of the following Salomon Brothers Indices: Mortgage, High Yield Market, Corporate, Non-U.S. Dollar World Government Bond and Brady Bond.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CURRENCY HEDGING: A technique used to offset the risks associated with the changing value of currency.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

INFLATION: An economic state in which the money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD: The annual rate of return on an investment, expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          PORTFOLIO MANAGEMENT REVIEW
                        VAN KAMPEN STRATEGIC INCOME FUND

We recently spoke with the management team of the Van Kampen Strategic Income Fund about the key events and economic forces that shaped the markets during the past 12 months. The team is led by Robert Hickey, portfolio manager, and Peter
W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1998.

   Q
      HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT IN WHICH THE FUND HAS OPERATED DURING THE PAST 12 MONTHS?
   A
      It has been a difficult, volatile environment. Asia's economic turmoil began in the fourth quarter of 1997 and intensified during the second quarter of 1998. This turmoil created most of the volatility, especially in emerging markets and currency markets. This volatility was in sharp contrast to the U.S. economy, which enjoyed mild inflation, steadily declining interest rates, and a strong dollar.
    Of the five fixed-income market sectors in which we invest, the two that had the most favorable conditions were domestic investment grade and U.S. government and mortgage-backed securities. Sectors in which we encountered more difficult or volatile economic conditions included foreign lower grade income securities (primarily emerging markets securities), foreign investment grade, and domestic lower grade income securities (primarily high-yield corporate bonds).

   Q
      HOW DID YOU MANAGE THE FUND UNDER THESE CONDITIONS?
   A
      Our strategy during the past 12 months was to take advantage of the strong U.S. economy, opportunities outside the United States, and credit-risk opportunities. Following this strategy, we were overweight in the domestic investment-grade corporate and the government/mortgage-backed sectors. As a result of the strong economic conditions in the United States, we did well in both sectors during the past 12 months.
    Our search for opportunities outside the United States focused on emerging markets. We were optimistic about emerging markets because we expected improving credit fundamentals. Accordingly, we started the period with an overweight exposure of 30 percent. Although we had no exposure to Asia during the 1997 fourth-quarter turmoil, its influence on emerging markets made our position in the sector a challenge. Strong first quarter returns helped us, but near the end of the period the turbulence reemerged. By the end of the period, we decreased our exposure to emerging markets to 21 percent by reducing the Fund's positions in Brazil and Russia.
    One sector that has done well was the domestic high-yield, high-risk sector. Early in the period we were underweight in the high-yield sector and that hurt us. We did, however, increase that position as we lowered our exposure to emerging markets.

    In terms of currency plays, we were not as involved as in the past because of the lack of yield and low global interest rates. Opportunities outside the United States have been limited. We did, however, find value in dollar-bloc countries, such as Canada, Australia, and New Zealand, through the end of 1997. For additional Fund portfolio highlights, please refer to page ten.

   Q
      HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
   A
      The Fund generated a total return of 3.89 percent(1) (Class A shares at net asset value) for the 12 months ended June 30, 1998. By comparison, the Lehman Brothers Aggregate Bond Index, a broad-based index, generated a total return of 10.54 percent for the same period. Similarly, a composite index of 20 percent of each Salomon Brothers Index for Mortgages, High Yield, Corporate, Non-U.S. Dollar World Government Bond, and Brady Bonds produced a total return of 9.44 percent over the same period. Keep in mind that neither index reflects any commissions that would be paid by an investor purchasing the securities they represent.
    The Fund's current distribution rate as of June 30, 1998 was 7.35 percent(3)--based on a monthly dividend of $0.079 per Class A share and a maximum public offering price of $12.90 per share. Please refer to the chart on page four for additional Fund performance results.

   Q
      MUCH HAS BEEN SAID AND WRITTEN ABOUT ASIA'S EFFECT ON THE DOMESTIC AND GLOBAL MARKETPLACE. WHAT IS YOUR OUTLOOK FOR THESE MARKETS IN THE MONTH'S AHEAD?
   A
      We missed the Asian turmoil in late 1997 but benefited from a slight rebound in the first quarter of 1998 and believe there is still value in certain parts of the region. We made investments in Thailand and Korea near the end of the period that we believe will be profitable during the next few months.
    Other parts of Asia, including Indonesia and Malaysia, are not as attractive because the political and economic turmoil in those countries is too great. Overall, the portfolio has been affected by the region's volatility, which has influenced emerging markets and currency markets on a daily basis.
    The next six months will be crucial to Asia's recovery--the key is whether Japan can stabilize its currency. The Japanese yen has dropped approximately 40 percent in value during the past six months, and that puts pressure on the entire region. Unless the Japanese government commits to significant change, we envision a long, slow recovery.

   Q
      HOW DO YOU FEEL ABOUT THE POSITIONING OF THE FUND AND WHAT CHANGES WILL YOU MAKE?
   A
      We ended the period neutral to our benchmark in emerging markets at 21 percent and slightly overweight in high yield--22 percent compared to the benchmark of

20 percent. Our corporate investment grade holdings were overweight with an exposure of roughly 29 percent. Due to the strength of the U.S. dollar, we remained underweight in nondollar currencies at 3 percent. And, because of our concern about prepayments of mortgage-backed securities and the continued movement toward quality bonds in the U.S. market, we ended very overweight in the U.S. treasury market.
    During the next six months, we can envision a decline in the U.S. dollar. If this occurs, we expect to increase our exposure to foreign currencies. In addition, we continue to feel that emerging markets will be solid performers in 1998.
    Exposure to emerging markets has contributed to the Fund's success in the past and we believe that it will contribute to it in the future. This period we experienced turbulence in emerging markets. We must accept that on occasion this might happen in the short-term. However, in the long run, the Fund's exposure to five separate fixed-income market sectors, including one focused on emerging markets, is designed to provide potentially greater returns. By continuing to adhere to our selective strategy of acquiring securities where we see the greatest opportunity, we feel we can look forward to strong returns for the remainder of 1998.

[SIG]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments
[SIG]

Robert Hickey
Portfolio Manager

                                               Please see footnotes on page four

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN STRATEGIC INCOME FUND
 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                  PERCENTAGE OF
                          TOP TEN HOLDINGS      THESE INVESTMENTS
                         AS OF JUNE 30, 1998    SIX MONTHS AGO(1)
US Treasury Notes .....  9.3%  .............          9.4%
US Treasury Bonds .....  7.5%  .............          8.8%
Korea Development
  Bank ................  5.4%  .............          0.2%
SD Warren Co ..........  3.4%  .............          0.4%
Niagara Mohawk Power ..  2.5%  .............          1.3%
MFS Communications ....  2.3%  .............          2.6%
Republic of Panama ....  2.2%  .............          2.8%
Mexican Par Bond ......  2.1%  .............          3.3%
Tele-Communications,
  Inc.  ...............  1.9%  .............           N/A
MBNA Capital I ........  1.9%  .............          2.0%

N/A = Not Applicable
 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS


                                 [PIE CHART]

As of June 30, 1998
Foreign Non-Investment Grade                            21.8%
Domestic Non-Investment Grade                           24.4%
Foreign Investment Grade                                12.9%
Domestic Investment Grade                               15.9%
U.S. Government/Mortgage Backed Securities              21.8%
Common Stock and Preferred Stock                         3.2%

                                 [PIE CHART]

As of December 31, 1997(1)
Foreign Non-Investment Grade                            28.9%
Domestic Non-Investment Grade                           15.1%
Foreign Investment Grade                                17.4%
Domestic Investment Grade                               14.9%
U.S. Government/Mortgage Backed Securities              21.1%
Common Stock and Preferred Stock                         2.6%

 TOP TEN COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF JUNE 30, 1998
U.S. .................  62.4%
South Korea...........   5.4%
Mexico................   5.4%
United Kingdom........   3.7%
Panama................   3.3%
Argentina.............   2.9%
Columbia..............   2.6%
Chile.................   2.2%
Cayman Islands........   2.0%
Canada................   1.6%

AS OF DECEMBER 31, 1997(1)
U.S. ...................    51.9%
Mexico..................     9.0%
United Kingdom..........     7.4%
Argentina...............     6.9%
Thailand................     3.1%
Columbia................     2.8%
Panama..................     2.8%
Virgin Islands..........     2.2%
Chile...................     2.0%
Romania.................     1.3%

1Unaudited

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                      Description                    Coupon      Date     Market Value
---------------------------------------------------------------------------------------------
             ASSET BACKED SECURITY  0.8%
    1,000    California Infrastructure 1997-1 A7 (b).....     6.420%  12/26/09   $  1,034,180
                                                                                 ------------
             CORPORATE BONDS  82.2%
             AUTOMOBILE  3.6%
      250    Aetna Industries, Inc. - US$................    11.875   10/01/06        271,250
    1,000    Federal-Mogul Corp. - US$...................     7.875   07/01/10        997,540
    2,565    General Motors Corp. - US$..................     8.100   06/15/24      2,822,296
      400    Talon Automotive Group, 144A - Private
             Placement - US$ (e).........................     9.625   05/01/08        403,000
                                                                                 ------------
                                                                                    4,494,086
                                                                                 ------------
             BANKING  15.4%
    2,000    Banco Credito Argentino, 144A - Private
             Placement - US$ (b) (e).....................     9.500   04/24/00      2,030,000
    2,000    Banco Latinoamericano de Exportaciones, SA,
             144A - Private Placement - US$ (b) (e)......     6.625   10/01/02      1,962,620
    9,078    Korea Development Bank - US$ (b)............     6.250   05/01/00      8,306,189
    1,500    Korea Development Bank - US$ (b)............     6.625   11/21/03      1,204,245
    3,000    MBNA Capital I - US$ (b)....................     8.278   12/02/26      3,257,397
    2,400    Sovereign Bancorp, Inc., 144A - Private
             Placement - US$ (e).........................     8.000   03/15/03      2,521,159
                                                                                 ------------
                                                                                   19,281,610
                                                                                 ------------
             BEVERAGE, FOOD & TOBACCO  6.2%
    1,000    Embotelladora Andina SA - US$ (b)...........     7.875   10/01/97        942,506
    2,000    Kroger Co. - US$............................     7.000   05/01/18      2,056,306
    2,500    Pepsi - Gemex - US$ (b).....................     9.750   03/01/04      2,550,000
    2,000    Shoppers Food Warehouse - US$...............     9.750   06/15/04      2,220,000
                                                                                 ------------
                                                                                    7,768,812
                                                                                 ------------
             BROADCASTING/TELEVISION  0.8%
    1,000    TV Azteca SA - US$..........................    10.125   02/15/04        997,500
                                                                                 ------------
             BUILDINGS AND REAL ESTATE  4.3%
    1,000    Cemex Intl Cap, LLC, 144A - Private
             Placement - US$ (e).........................     9.660   12/29/49        966,200
      250    Dell Webb Corp. - US$.......................     9.375   05/01/09        245,625
    2,500    Dynex Capital, Inc. - US$ (b)...............     7.875   07/15/02      2,451,200
      250    Kevco, Inc., 144A - Private Placement - US$
             (e).........................................    10.375   12/01/07        260,625
    1,500    Tyco International Group, SA - US$..........     6.250   06/15/13      1,498,695
                                                                                 ------------
                                                                                    5,422,345
                                                                                 ------------
             CHEMICALS, PLASTICS & RUBBER  0.3%
      325    Pioneer Americas Acquisition, Ser B - US$...     9.250   06/15/07        321,750
                                                                                 ------------
             CONTAINERS, PACKAGING & GLASS  4.7%
    5,355    SD Warren Co. - US$.........................    12.000   12/15/04      5,917,275
                                                                                 ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                      Description                    Coupon      Date     Market Value
---------------------------------------------------------------------------------------------
             ELECTRONICS  1.9%
    1,500    Panamsat Corp., 144A - Private Placement -
             US$ (b) (e).................................     6.375%  01/15/08   $  1,493,267
    1,000    Philippine Long Distance Telephone Co. -
             US$.........................................     7.850   03/06/07        866,900
                                                                                 ------------
                                                                                    2,360,167
                                                                                 ------------
             ENERGY  0.8%
    1,000    Hurricane Hydrocarbons, 144A - Private
             Placement - US$ (e).........................    11.750   11/01/04        980,000
                                                                                 ------------
             FINANCE  0.7%
    1,000    Pera Financial, 144A - Private Placement -
             US$ (b) (e).................................     9.375   10/15/02        900,000
                                                                                 ------------
             GROCERY  0.4%
      500    Pantry, Inc., 144A - Private Placement - US$
             (e).........................................    10.250   10/15/07        508,750
                                                                                 ------------
             HEALTHCARE  0.6%
      750    Oxford Health Plans, 144A - Private
             Placement - US$ (e).........................    11.000   05/15/05        768,750
                                                                                 ------------
             HOTEL & GAMING  1.2%
      575    Booth Creek Ski Holdings, Ser B, 144A -
             Private Placement - US$ (b) (e).............    12.500   03/15/07        622,438
      750    Majestic Star Casino, LLC - US$.............    12.750   05/15/03        817,500
                                                                                 ------------
                                                                                    1,439,938
                                                                                 ------------
             INSURANCE  0.8%
    1,000    American Annuity, 144A - Private Placement -
             US$ (b) (e).................................     7.250   09/28/01      1,025,120
                                                                                 ------------
             MINING  1.0%
    1,250    CSN Iron SA, 144A - Private
             Placement - US$ (b) (e).....................     9.125   06/01/07      1,006,250
      250    Renco Steel Holdings, 144A - Private
             Placement - US$ (e).........................    10.875   02/01/05        251,250
                                                                                 ------------
                                                                                    1,257,500
                                                                                 ------------
             OIL & GAS  6.5%
      500    Dawson Product Services - US$ (b)...........     9.375   02/01/07        491,250
      500    Frontier Oil Corp., 144A - Private Placement
             -US$ (e)....................................     9.125   02/15/06        503,750
      500    Giant Industries - US$ (b)..................     9.750   11/15/03        522,500
    1,000    Lukinter Finance BV, 144A - Private
             Placement - US$ (b) (e).....................     *       11/03/03        750,000
    1,000    Noble Drilling Corp. - US$ (b)..............     9.125   07/01/06      1,116,090
    3,000    Oryx Energy Co. - US$ (b)...................     8.375   07/15/04      3,247,356
    1,500    Union Pacific Resources - US$...............     6.750   05/15/08      1,510,558
                                                                                 ------------
                                                                                    8,141,504
                                                                                 ------------
             PRINTING, PUBLISHING & BROADCASTING  0.9%
    1,000    CSC Holdings, Inc. - US$ (b)................    10.500   05/15/16      1,175,000
                                                                                 ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                      Description                    Coupon      Date     Market Value
---------------------------------------------------------------------------------------------
             RETAIL  2.6%
      250    Big 5 Corp., Ser B - US$ (b)................    10.875%  11/15/07   $    260,000
      500    Community Distributors, Ser B - US$ (b).....    10.250   10/15/04        522,500
      400    Duane Reade, Inc. - US$ (b).................     9.250   02/15/08        408,000
    2,000    Fred Meyer, Inc. - US$ (b)..................     7.375   03/01/05      2,018,192
                                                                                 ------------
                                                                                    3,208,692
                                                                                 ------------
             TELECOMMUNICATIONS  14.8%
    1,500    Airtouch Communications - US$ (b)...........     6.650   05/01/08      1,534,011
    1,000    CIA International Telecommunication, 144A -
             Private Placement - US$ (e).................    10.375   08/01/04        820,000
    1,000    Century Communications - US$................     8.750   10/01/07      1,057,500
      500    Century Communications - US$ (b)............     9.500   03/01/05        543,750
      750    Fonorola, Inc. - US$........................    12.500   08/15/02        830,625
      500    Hermes Europe Railtel, BV - US$.............    11.500   08/15/07        567,500
      500    Intermedia Communications, Ser B - US$
             (c).........................................  0/11.250   07/15/07        366,875
      500    Intermedia Communications, 144A - Private
             Placement - US$ (e).........................     8.600   07/15/07        505,000
    3,689    MFS Communications - US$ (b)................     8.875   01/15/06      4,011,788
    1,000    Metronet Communications, 144A - Private
             Placement - US$ (c) (e).....................   0/9.950   06/15/08        615,000
    1,500    Millicom International - US$ (b) (c)........  0/13.500   06/01/06      1,158,750
      750    Netia Holdings BV, 144A - Private Placement
             - US$ (e)...................................    10.250   11/01/07        727,500
      500    Pinnacle Holdings, Inc., 144A - Private
             Placement - US$ (e).........................    10.000   03/15/08        328,750
    1,000    PSINET, Inc., Ser B - US$...................    10.000   02/15/05      1,017,500
      500    Satelites Mexicanos, SA, 144A - Private
             Placement - US$ (e).........................    10.125   11/01/04        490,000
      750    Spectrasite Holdings, Inc., 144A - Private
             Placement - US$ (e).........................    12.000   07/15/08        416,250
    3,000    Tele-Communications, Inc. - US$ (b).........     6.580   02/15/05      3,274,719
      500    Triton Communications, LLC, 144A - Private
             Placement - US$ (e).........................    11.000   05/01/08        282,500
                                                                                 ------------
                                                                                   18,548,018
                                                                                 ------------
             TEXTILES  0.7%
      350    Pillowtex Corp. - US$.......................    10.000   11/15/06        375,375
      250    Pillowtex Corp., 144A - Private Placement -
             US$ (e).....................................     9.000   12/15/07        256,875
      250    Scovill Fasteners, Inc., 144A - Private
             Placement - US$ (e).........................    11.250   11/30/07        258,125
                                                                                 ------------
                                                                                      890,375
                                                                                 ------------
             UTILITIES  14.0%
    1,000    Central Termica Guemes SA, 144A - Private
             Placement - US$ (b) (e).....................    12.000   11/26/01        970,000
    2,000    DR Investments, 144A - Private Placement -
             US$ (b) (e).................................     7.450   05/15/07      2,138,372
    1,000    Edelnor, 144A - Private Placement - US$
             (e).........................................     7.750   03/15/06        863,530

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                      Description                    Coupon      Date     Market Value
---------------------------------------------------------------------------------------------
             UTILITIES (CONTINUED)
    1,000    Edelnor, 144A - Private Placement - US$
             (e).........................................    10.500%  06/15/05   $    992,000
    1,000    Endesa - Chile, 144A - Private Placement -
             US$ (e).....................................     7.750   07/14/08        986,210
      569    Midland Funding Corp. II - US$ (b)..........    10.330   07/23/02        614,790
      500    Niagara Mohawk Power, Ser H - US$ (c).......   0/8.500   07/01/10        343,750
    2,000    Niagara Mohawk Power - US$ (b)..............     6.875   03/01/01      2,024,722
    2,000    Niagara Mohawk Power, Ser B - US$...........     7.000   10/01/00      2,001,000
    2,000    Southern Investments UK - US$ (b)...........     6.800   12/01/06      2,076,192
    2,000    United Utilities - US$ (b)..................     6.450   04/01/08      2,032,974
    2,500    Yorkshire Power Finance, 144A - Private
             Placement - US$ (b) (e).....................     6.154   02/25/03      2,510,148
                                                                                 ------------
                                                                                   17,553,688
                                                                                 ------------
             Total Corporate Bonds 82.2%......................................    102,960,880
                                                                                 ------------
             FOREIGN GOVERNMENT AND AGENCY SECURITIES  22.4%
             ARGENTINA  1.0%
    1,425    Argentina Par Bond - US$ (d)................     6.625   03/31/05      1,258,275
                                                                                 ------------
             AUSTRALIA  1.1%
    2,000    Australian Government - AU$.................     6.750   11/15/06      1,343,042
                                                                                 ------------
             BULGARIA  0.9%
    1,500    Bulgaria Disc - Ser A - US$.................     6.750   07/28/24      1,145,625
                                                                                 ------------
             CANADA  0.7%
    1,250    Canadian Government - CA$...................     7.500   03/01/01        894,890
                                                                                 ------------
             COLOMBIA  3.5%
    3,000    Financiera Energetica Nacional, 144A -
             Private Placement - US$ (b) (e).............     9.375   06/15/06      2,910,000
    1,500    Republic of Colombia - US$ (b)..............     8.660   10/07/16      1,543,215
                                                                                 ------------
                                                                                    4,453,215
                                                                                 ------------
             COSTA RICA  0.7%
    1,000    Costa Rica - Prin, Ser A - US$ (d)..........     6.250   05/21/10        880,000
                                                                                 ------------
             ITALY  0.8%
1,500,000    Republic of Italy BTPS - ITL................     9.500   05/01/01        954,664
                                                                                 ------------
             KAZAKHSTAN  0.9%
    1,000    Republic of Kazakhstan - US$ (b)............     8.375   10/02/02        900,000
      250    Republic of Kazakhstan - US$................    12.750   10/02/02        225,000
                                                                                 ------------
                                                                                    1,125,000
                                                                                 ------------
             MEXICO  4.3%
    1,500    Mexico Global Bond - US$....................    11.500   05/15/26      1,706,250
      750    Mexican Par Bond, Ser W-A - US$.............     6.250   12/31/19        621,094
    3,750    Mexican Par Bond, Ser W-B - US$.............     6.250   12/31/19      3,105,469
                                                                                 ------------
                                                                                    5,432,813
                                                                                 ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                      Description                    Coupon      Date     Market Value
---------------------------------------------------------------------------------------------
             MOROCCO  0.7%
    1,000    Moroccan Loan Agreement - US$...............     6.813%  01/01/09   $    857,500
                                                                                 ------------
             NEW ZEALAND  0.9%
    2,000    New Zealand Government - NZ$................     8.000   11/15/06      1,144,333
                                                                                 ------------
             PANAMA  3.1%
    2,000    Republic of Panama, 144A - Private Placement
             -US$ (b) (e)................................     7.875   02/13/02      1,980,000
    2,000    Republic of Panama - US$....................     8.875   09/30/27      1,890,000
                                                                                 ------------
                                                                                    3,870,000
                                                                                 ------------
             RUSSIA  0.9%
    1,500    Ministry Finance of Russia, 144A - Private
             Placement - US$ (e).........................    10.000   06/26/07      1,128,750
                                                                                 ------------
             UNITED KINGDOM  1.8%
    1,000    UK Treasury Bonds - GBP.....................     7.000   11/06/01      1,687,232
      350    UK Treasury Bonds - GBP.....................     6.750   11/26/04        605,141
                                                                                 ------------
                                                                                    2,292,373
                                                                                 ------------
             URUGUAY  0.8%
    1,000    Banco Centrl Del Uruguay - Ser B - US$
             (d).........................................     6.750   02/19/21        940,000
                                                                                 ------------
             VENEZUELA  0.3%
      500    Venezuela (Euro) - US$......................     9.250   09/15/27        387,000
                                                                                 ------------
             Total Foreign Government and Agency Securities 22.4%.............     28,107,480
                                                                                 ------------
             MORTGAGE BACKED SECURITIES (U.S.)  6.1%
    1,986    DLJ Mortgage Acceptance Corp. 1996-E1 (b)...     8.517   09/28/25      2,025,840
    2,500    Government National Mortgage Association
             Pool (a)....................................     7.000   07/21/28      2,538,275
   18,210    FNMA REMIC #97-20 IB (Interest Only) (b)....     1.840   03/25/27        796,672
   28,370    SBA Strip...................................     2.313   08/24/19      2,306,058
                                                                                 ------------
             Total Mortgage Backed Securities (U.S.)..........................      7,666,845
                                                                                 ------------
             U.S. GOVERNMENT AND GOVERNMENT AGENCY
             OBLIGATIONS  23.5%
   12,250    U.S. T-Bonds................................     6.125   11/15/27     13,117,055
   11,275    U.S. T-Notes................................     5.500    2/15/08     11,264,063
    5,000    U.S. T-Notes................................     5.625    5/15/08      5,065,600
                                                                                 ------------
             Total U.S. Government and Government Agency Obligations..........     29,446,718
                                                                                 ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

                        Description                           Shares    Market Value
------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  4.4%
Avalon Bay Communities, Ser G - Preferred - US$.............
                                                               50,000   $  1,293,750
Costal Finance - Preferred - US$............................
                                                               60,000      1,470,000
Grupo Casa Autrey - ADR (Mexico) - US$......................
                                                                8,500         55,250
MEPC International Capital L.P. - Preferred - US$ (b).......
                                                              100,000      2,681,250
Thai Military Bank - THB....................................
                                                               15,000          1,848
                                                                        ------------
    Total Common and Preferred Stocks................................      5,502,098
                                                                        ------------
SWAP TRANSACTIONS  0.0%
Goldman Sachs, 10.0 million US$ notional amount, maturing 01/23/00, payment based upon the spread between the 6 year French Franc fixed swap interest rate versus the 6 year German Mark fixed swap interest
rate.................................................................            426
                                                                        ------------
TOTAL INVESTMENTS  139.4%
    (Cost $175,150,250)..............................................    174,718,627
LIABILITIES IN EXCESS OF OTHER ASSETS  (39.4)%.......................    (49,354,326)
                                                                        ------------
NET ASSETS  100.0%...................................................   $125,364,301
                                                                          ----------

*  Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open options, futures, forwards or swaps transactions or borrowings of the Fund.

(c) Security is a "Step-up" bond where the coupon increases, or steps up, at a predetermined date.

(d) Item represents a "Brady Bond" which is a product of the "Brady Plan" under which various Latin American, African and southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

    The following table summarizes the portfolio composition at June 30, 1998, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

U.S. Government and Government Agency Obligations...........    22.6%
AAA.........................................................     3.9%
A...........................................................     7.7%
BBB.........................................................    18.1%
BB..........................................................    28.6%
B...........................................................    14.1%
CCC.........................................................     0.2%
Non-Rated...................................................     4.8%
                                                               ------
                                                               100.0%
                                                               ------

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $175,150,250).......................    $174,718,627
Cash........................................................       2,359,022
Receivables:
  Investments Sold..........................................       7,728,010
  Interest..................................................       2,947,683
  Fund Shares Sold..........................................         136,198
  Dividend..................................................         100,000
Options at Market Value (Net premiums paid of $271,775).....         583,680
Forward Currency Contracts..................................         290,302
Unamortized Organizational Costs............................          17,036
Other.......................................................           1,293
                                                                ------------
    Total Assets............................................     188,881,851
                                                                ------------
LIABILITIES:
Payables:
  Reverse Repurchase Agreements.............................      29,381,337
  Bank Borrowings...........................................      27,990,926
  Investments Purchased.....................................       4,566,863
  Income Distributions......................................         415,314
  Fund Shares Repurchased...................................         246,609
  Distributor and Affiliates................................         172,472
  Investment Advisory Fee...................................         163,412
  Variation Margin on Futures...............................          42,188
Accrued Expenses............................................         432,716
Trustees' Deferred Compensation and Retirement Plans........         105,713
                                                                ------------
    Total Liabilities.......................................      63,517,550
                                                                ------------
NET ASSETS..................................................    $125,364,301
                                                                  ----------
NET ASSETS CONSIST OF:
Capital.....................................................    $132,732,669
Net Unrealized Depreciation.................................      (1,176,688)
Accumulated Distribution in Excess of Net Investment
  Income....................................................      (1,909,557)
Accumulated Net Realized Loss...............................      (4,282,123)
                                                                ------------
NET ASSETS..................................................    $125,364,301
                                                                  ----------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $45,310,860 and 3,688,102 shares of
    beneficial interest issued and outstanding).............    $      12.29
    Maximum sales charge (4.75%* of offering price).........             .61
                                                                ------------
    Maximum offering price to public........................    $      12.90
                                                                  ----------
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $76,199,068 and 6,201,916 shares of
    beneficial interest issued and outstanding).............    $      12.29
                                                                  ----------
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,854,373 and 314,039 shares of
    beneficial interest issued and outstanding).............    $      12.27
                                                                  ----------

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $9,201).......    $ 13,354,450
Dividends (Net of foreign withholding taxes of $53).........         786,323
                                                                ------------
      Total Income..........................................      14,140,773
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,262,844
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $113,849, $781,645 and $37,816,
  respectively).............................................         933,310
Shareholder Services........................................         185,508
Custody.....................................................          86,456
Amortization of Organizational Costs........................          33,982
Trustees' Fees and Expenses.................................          29,318
Legal.......................................................          16,532
Other.......................................................         343,480
                                                                ------------
      Total Operating Expenses..............................       2,891,430
      Less Expenses Waived..................................         118,837
                                                                ------------
      Net Operating Expenses................................       2,772,593
      Interest Expense......................................       2,151,078
                                                                ------------
NET INVESTMENT INCOME.......................................    $  9,217,102
                                                                  ----------
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  3,963,593
  Options...................................................        (467,470)
  Futures...................................................      (3,234,026)
  Forwards..................................................      (1,497,004)
  Foreign Currency Transactions.............................         (19,018)
                                                                ------------
Net Realized Loss...........................................      (1,253,925)
                                                                ------------
Net Unrealized Appreciation/Depreciation:
Beginning of the Period.....................................       2,587,120
                                                                ------------
End of the Period:
  Investments...............................................        (431,623)
  Options...................................................         311,905
  Futures...................................................        (727,773)
  Forwards..................................................        (329,325)
  Foreign Currency Translation..............................             128
                                                                ------------
                                                                  (1,176,688)
                                                                ------------
Net Unrealized Depreciation During the Period...............      (3,763,808)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $ (5,017,733)
                                                                  ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  4,199,369
                                                                  ----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                              FOR THE YEARS ENDED
                             JUNE 30, 1998 AND 1997
--------------------------------------------------------------------------------

                                                              Year Ended       Year Ended
                                                             June 30, 1998    June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $  9,217,102     $  8,581,357
Net Realized Gain/Loss...................................      (1,253,925)       2,999,390
Net Unrealized Appreciation/Depreciation During the
 Period..................................................      (3,763,808)       3,381,566
                                                             ------------     ------------
Change in Net Assets from Operations.....................       4,199,369       14,962,313
                                                             ------------     ------------
Distributions from Net Investment Income.................      (9,238,901)      (8,604,269)
Distributions in Excess of Net Investment Income.........             -0-          (27,347)
                                                             ------------     ------------
Distributions from and in Excess of Net Investment
 Income*.................................................      (9,238,901)      (8,631,616)
                                                             ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......      (5,039,532)       6,330,697
                                                             ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................      37,212,204       40,557,345
Net Asset Value of Shares Issued Through Dividend
 Reinvestment............................................       4,088,237        3,498,095
Cost of Shares Repurchased...............................     (34,763,480)     (25,388,033)
                                                             ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......       6,536,961       18,667,407
                                                             ------------     ------------
TOTAL INCREASE IN NET ASSETS.............................       1,497,429       24,998,104
NET ASSETS:
Beginning of the Period..................................     123,866,872       98,868,768
                                                             ------------     ------------
End of the Period (Including accumulated undistributed
 net investment income of $(1,909,557) and $150,395,
 respectively)...........................................    $125,364,301     $123,866,872
                                                             ============     ============

                                           Year Ended       Year Ended
       *Distributions by Class            June 30, 1998    June 30, 1997
------------------------------------------------------------------------
Distributions from and in Excess of
 Net Investment Income:
 Class A Shares.......................     $(3,523,499)     $(3,189,748)
 Class B Shares.......................      (5,451,394)      (5,177,891)
 Class C Shares.......................        (264,008)        (263,977)
                                           -----------      -----------
                                           $(9,238,901)     $(8,631,616)
                                           ===========      ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                         December 31, 1993
                                                                           (Commencement
                                            Year Ended June 30,            of Investment
                                   -------------------------------------  Operations) to
Class A Shares                      1998      1997      1996      1995     June 30, 1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................  $12.778   $12.065   $11.704   $11.975      $14.300
                                   -------   -------   -------   -------      -------
Net Investment Income............     .973     1.019     1.013      .657         .566
Net Realized and Unrealized
  Gain/Loss......................    (.489)     .714      .446      .272       (2.391)
                                   -------   -------   -------   -------      -------
Total from Investment
  Operations.....................     .484     1.733     1.459      .929       (1.825)
                                   -------   -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................     .976     1.020     1.098      .793         .500
  Return of Capital
    Distribution.................      -0-       -0-       -0-      .407          -0-
                                   -------   -------   -------   -------      -------
Total Distributions..............     .976     1.020     1.098     1.200         .500
                                   -------   -------   -------   -------      -------
Net Asset Value, End of the
  Period.........................  $12.286   $12.778   $12.065   $11.704      $11.975
                                   =======   =======   =======   =======      =======
Total Return* (a)................    3.89%    14.92%    12.92%     8.46%      (12.83%)**
Net Assets at End of the Period
  (In millions)..................  $  45.3   $  43.8   $  33.8   $  29.6      $  24.5
Ratio of Operating Expenses to
  Average Net Assets*............    1.68%     1.81%     1.84%     1.98%        1.88%
Ratio of Interest Expense to
  Average Net Assets.............    1.69%     1.99%     2.27%     2.38%         .96%
Ratio of Net Investment Income to
  Average Net Assets*............    7.72%     8.12%     8.34%     5.88%        9.27%
Portfolio Turnover...............     523%      474%      343%      253%         114%**
* If certain expenses had not been reimbursed by Van Kampen, Total
  Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
  Average Net Assets.............    1.78%     1.86%     1.92%       N/A          N/A
Ratio of Net Investment Income to
  Average Net Assets.............    7.63%     8.07%     8.26%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                         December 31, 1993
                                                                           (Commencement
                                            Year Ended June 30,            of Investment
                                   -------------------------------------  Operations) to
Class B Shares                      1998      1997      1996      1995     June 30, 1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................  $12.779   $12.069   $11.706   $11.968      $14.300
                                   -------   -------   -------   -------      -------
Net Investment Income............     .878      .920      .926      .585         .515
Net Realized and Unrealized
  Gain/Loss......................    (.491)     .717      .443      .245       (2.392)
                                   -------   -------   -------   -------      -------
Total from Investment
  Operations.....................     .387     1.637     1.369      .830       (1.877)
                                   -------   -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................     .880      .927     1.006      .722         .455
  Return of Capital
    Distribution.................      -0-       -0-       -0-      .370          -0-
                                   -------   -------   -------   -------      -------
Total Distributions..............     .880      .927     1.006     1.092         .455
                                   -------   -------   -------   -------      -------
Net Asset Value, End of the
  Period.........................  $12.286   $12.779   $12.069   $11.706      $11.968
                                   =======   =======   =======   =======      =======
Total Return* (a)................    3.11%    13.98%    12.06%     7.62%      (13.21%)**
Net Assets at End of the Period
  (In millions)..................  $  76.2   $  76.2   $  61.9   $  52.6      $  46.4
Ratio of Operating Expenses to
  Average Net Assets*............    2.44%     2.57%     2.59%     2.68%        2.63%
Ratio of Interest Expense to
  Average Net Assets.............    1.69%     1.98%     2.26%     2.38%         .96%
Ratio of Net Investment Income to
  Average Net Assets*............    6.96%     7.33%     7.58%     5.30%        8.48%
Portfolio Turnover...............     523%      474%      343%      253%         114%**
* If certain expenses had not been reimbursed by Van Kampen, Total
  Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
  Average Net Assets.............    2.54%     2.61%     2.67%       N/A          N/A
Ratio of Net Investment Income to
  Average Net Assets.............    6.86%     7.28%     7.50%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                         December 31, 1993
                                                                           (Commencement
                                            Year Ended June 30,            of Investment
                                   -------------------------------------  Operations) to
         Class C Shares             1998      1997      1996      1995     June 30, 1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................  $12.768   $12.059   $11.699   $11.966      $14.300
                                   -------   -------   -------   -------      -------
Net Investment Income............     .876      .913      .944      .598         .509
Net Realized and Unrealized
  Gain/Loss......................    (.490)     .723      .422      .227       (2.388)
                                   -------   -------   -------   -------      -------
Total from Investment
  Operations.....................     .386     1.636     1.366      .825       (1.879)
                                   -------   -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................     .880      .927     1.006      .722         .455
  Return of Capital
    Distribution.................      -0-       -0-       -0-      .370          -0-
                                   -------   -------   -------   -------      -------
Total Distributions..............     .880      .927     1.006     1.092         .455
                                   -------   -------   -------   -------      -------
Net Asset Value, End of the
  Period.........................  $12.274   $12.768   $12.059   $11.699      $11.966
                                   =======   =======   =======   =======      =======
Total Return* (a)................    3.03%    13.99%    12.07%     7.53%      (13.21%)**
Net Assets at End of the Period
  (In millions)..................  $   3.9   $   3.8   $   3.1   $   1.7      $   2.1
Ratio of Operating Expenses to
  Average Net Assets*............    2.44%     2.56%     2.58%     2.69%        2.65%
Ratio of Interest Expense to
  Average Net Assets.............    1.69%     1.98%     2.22%     2.38%         .95%
Ratio of Net Investment Income to
  Average Net Assets*............    6.96%     7.31%     7.49%     5.92%        8.36%
Portfolio Turnover...............     523%      474%      343%      253%         114%**
* If certain expenses had not been reimbursed by Van Kampen, Total
  Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
  Average Net Assets.............    2.54%     2.61%     2.66%       N/A          N/A
Ratio of Net Investment Income to
  Average Net Assets.............    6.87%     7.27%     7.41%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Income Fund, formerly known as Van Kampen American Capital Strategic Income Fund, (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while its' secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account

                                 June 30, 1998
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $170,000. These costs are being amortized on a straight line basis over the 60 month period ending December 31, 1998. Van Kampen Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $4,278,802 which will expire between June 30, 2003 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes on the mark to market of open options, futures and forward transactions at June 30, 1998.

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1998, for federal income tax purposes, cost of long-term investments is $175,236,004; the aggregate gross unrealized appreciation is $2,676,509 and the aggregate gross unrealized depreciation is $3,194,312, resulting in net unrealized depreciation on investments and swaps of $517,803.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options and futures on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to the recognition of net realized losses on foreign currency translations totaling $2,038,153 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

    Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE MANAGED ASSETS                                       % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .75 of 1%
Next $500 million.......................................     .70 of 1%
Over $1 billion.........................................     .65 of 1%

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $4,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $29,600 representing Van Kampen's cost of providing accounting, cash management and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $129,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

                                 June 30, 1998
--------------------------------------------------------------------------------

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At June 30, 1998, Van Kampen owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1998, capital aggregated $47,827,145, $80,771,259 and $4,134,265 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,118,648    $ 14,164,929
  Class B....................................     1,677,599      21,153,724
  Class C....................................       150,464       1,893,551
                                                 ----------    ------------
Total Sales..................................     2,946,711    $ 37,212,204
                                                 ----------    ------------
Dividend Reinvestment:
  Class A....................................       131,101    $  1,649,403
  Class B....................................       180,125       2,266,285
  Class C....................................        13,723         172,549
                                                 ----------    ------------
Total Dividend Reinvestment..................       324,949    $  4,088,237
                                                 ----------    ------------
Repurchases:
  Class A....................................      (990,262)   $(12,470,355)
  Class B....................................    (1,620,464)    (20,396,054)
  Class C....................................      (150,449)     (1,897,071)
                                                 ----------    ------------
Total Repurchases............................    (2,761,175)   $(34,763,480)
                                                 ----------    ------------

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $44,483,168, $77,747,304 and $3,965,236 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,136,784    $ 14,246,123
  Class B....................................     1,951,416      24,358,899
  Class C....................................       156,283       1,952,323
                                                 ----------    ------------
Total Sales..................................     3,244,483    $ 40,557,345
                                                 ==========    =============
Dividend Reinvestment:
  Class A....................................       102,757    $  1,289,971
  Class B....................................       163,577       2,052,790
  Class C....................................        12,383         155,334
                                                 ----------    ------------
Total Dividend Reinvestment..................       278,717    $  3,498,095
                                                 ==========    =============
Repurchases:
  Class A....................................      (614,505)   $ (7,723,135)
  Class B....................................    (1,282,624)    (16,096,646)
  Class C....................................      (125,528)     (1,568,252)
                                                 ----------    ------------
Total Repurchases............................    (2,022,657)   $(25,388,033)
                                                 ==========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          4.00%      1.00%
Second.............................................          3.75%       None
Third..............................................          3.50%       None
Fourth.............................................          2.50%       None
Fifth..............................................          1.50%       None
Sixth..............................................          1.00%       None
Seventh and Thereafter.............................           None       None

                                 June 30, 1998
--------------------------------------------------------------------------------

    For the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $27,600 and CDSC on redeemed shares of approximately $236,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $858,569,959 and $859,486,340, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Transactions in options for the year ended June 30, 1998, were as follows:

                                                   CONTRACTS        PREMIUM
---------------------------------------------------------------------------
Outstanding at June 30, 1997...................      1,627      $  (246,766)
Options Written and Purchased (Net)............      3,233       (1,540,015)
Options Terminated in Closing
  Transactions (Net)...........................     (3,781)       1,130,290
Options Expired (Net)..........................       (778)         384,716
                                                    ------      -----------
Outstanding at June 30, 1998...................        301      $  (271,775)
                                                   =========    ============

    The related futures contracts of the outstanding option transactions as of June 30, 1998, and the descriptions and market values are as follows:

                                                                        MARKET
                                                  EXPIRATION MONTH/    VALUE OF
DESCRIPTION                          CONTRACTS     EXERCISE PRICE      OPTIONS
-------------------------------------------------------------------------------
Euro $ Futures
Sep 1998--Purchased Put..........        100              Sep/94       $  2,500
Sep 1998--Purchased Put..........         50              Sep/94          1,250
Sep 1998--Written Call...........        100           Sep/94.50         (5,000)
Sep 1998--Written Call...........         50           Sep/94.50         (2,500)
J.P. Morgan Emerging Markets
  Index
Written Put......................          1          Jul/364.56        587,430
                                      ------                           --------
                                         301                           $583,680
                                     -------                           --------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract may be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at June 30, 1997...............................        689
Futures Opened.............................................      7,096
Futures Closed.............................................     (7,156)
                                                                ------
Outstanding at June 30, 1998...............................        629
                                                               =========

    The futures contracts outstanding as of June 30, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                 UNREALIZED
                                                              APPRECIATION/
                                                  CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
SHORT CONTRACTS:
  10-Year British Gilt Future Sep 1998
     (Current notional value $108,680 per
     contract)...................................     10           10,153
  10-Year German Mark Future Sep 1998
     (Current notional value $270,900 per
     contract)...................................     20          (51,940)
  10-Year Japanese Bond Future Sep 1998
     (Current notional value $959,716 per
     contract)...................................      3           20,818
  U.S. Treasury Bond Future Sep 1998
     (Current notional value $123,594 per
     contract)...................................    205         (489,258)
  2-Year U.S. Treasury Note Future Sep 1998
     (Current notional value $208,375 per
     contract)...................................     41          (17,937)
  5-Year U.S. Treasury Note Future Sep 1998
     (Current notional value $109,688 per
     contract)...................................    350         (199,609)
                                                     ---        ---------
                                                     629        $(727,773)
                                                  =========   =============

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1998, the Fund has outstanding forward currency contracts as follows:

                                                              UNREALIZED
FORWARD                                          CURRENT   APPRECIATION/
CURRENCY                                           VALUE    DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS:
German Mark,
  13,952,655 expiring 07/01/98-08/03/98....  $ 7,745,288    $  (172,982)
Indonesian Rupiah,
  1,762,500,000 expiring
  09/29/98-02/02/99........................      101,722       (198,278)
Japanese Yen,
  558,900,000 expiring 07/01/98............    4,042,696        (16,128)
Philippine Peso,
  49,900,000 expiring 08/04/98-09/29/98....    1,181,968        (68,032)
South Korean Won,
  650,000,000 expiring 08/03/98-03/04/99...      431,077         31,078
Thailand Baht,
  12,550,000 expiring 09/29/98-01/28/99....      276,883        (23,117)
                                             -----------    -----------
                                             $13,779,634       (447,459)
                                             -----------   -------------
SHORT CONTRACTS:
Hong Kong Dollar,
  1,948,750 expiring 08/14/98..............      250,515           (515)
Japanese Yen,
  262,300,000 expiring 08/03/98............    1,906,635         93,365
Malaysian Ringgit,
  1,000,000 expiring 08/14/98..............      235,907         14,093
New Taiwan Dollar,
  8,500,000 expiring 08/14/98..............      243,902          6,098
Singapore Dollar,
  413,750 expiring 08/14/98................      244,907          5,093
                                             -----------    -----------
                                             $ 2,881,866        118,134
                                             -----------   -------------
                                                            $  (329,325)
                                                           -------------

    At June 30, 1998, the Fund has realized gains on closed but unsettled forward currency contracts of $619,628 scheduled to settle between July 2, 1998 and February 3, 1999.

                                 June 30, 1998
--------------------------------------------------------------------------------

D. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

E. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. MORTGAGE-BACKED SECURITIES

A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal National Mortgage Association (FNMA).

    A REMIC (Real Estate Mortgage Investment Conduit) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics.

    A MBS may also be stripped to create an Interest Only (IO) security. An IO represents ownership in the cash flows of the interest payments made from a specific pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower. IO's are typically used to manage interest rate exposure in the Fund's portfolio.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $604,600.

                                 June 30, 1998
--------------------------------------------------------------------------------

8. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

    The Fund has entered into a $60,000,000 revolving credit agreement which expires on May 31, 1999. Interest is charged under the agreement at a rate of
 .425% above the federal funds rate. The interest rate in effect at June 30, 1998, was 6.800%. An annual facility fee of .075% is charged on the unused portion of the credit line.

    The Fund has entered into reverse repurchase agreements with Warburg Dillon Read LLC, formerly Union Bank of Switzerland, under which the Fund sells securities and agrees to repurchase them on July 1, 1998 at a mutually agreed upon price. At June 30, 1998, the average interest rate in effect for reverse repurchase agreements was 4.18%.

    The average daily balance of bank borrowings and reverse repurchase agreements for the year ended June 30, 1998, was approximately $43,522,971 with an average interest rate of 5.10%.

    At June 30, 1998, these agreements represented 30.1% of the Fund's total assets.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Income Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Strategic Income Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 7, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                        VAN KAMPEN STRATEGIC INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

 TAX NOTICE TO CORPORATE SHAREHOLDERS
 For the year ended June 30, 1998, 8.64%         *  "Interested" persons of the
 of the dividends taxables as ordinary           Fund, as defined in the
 income qualified for the 70% dividends             Investment Company Act of
 received                                           1940.
 deduction for corporations.                     (C) Van Kampen Funds Inc.,
                                                 1998
                                                  All rights reserved.
                                                 (SM) denotes a service mark of
                                                 Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.